                             AMENDED AND RESTATED

                          REVOLVING CREDIT AGREEMENT

                                    between

                       BURNHAM PACIFIC PROPERTIES, INC.

                                      and

                        BANK OF AMERICA NATIONAL TRUST

                            AND SAVINGS ASSOCIATION

                          Dated as of March 15, 1995










                        [$40,000,000 SECURED FACILITY]

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1.

                       DEFINITIONS AND ACCOUNTING TERMS....................  1
         SECTION 1.1  Certain Defined Terms................................  1

ARTICLE 2.

                           AMOUNT AND TERMS OF LOAN........................  8
         SECTION 2.1  Revolving Credit Commitment..........................  8
         SECTION 2.2  Note.................................................  9
         SECTION 2.3  Interest.............................................  9
         SECTION 2.4  Revolving Credit Borrowings..........................  9
         SECTION 2.5  Funding Sources...................................... 10
         SECTION 2.6  Immediately Available Dollars........................ 10
         SECTION 2.7  Place of Payment and Distributions................... 10
         SECTION 2.8  Loan Fees............................................ 10
         SECTION 2.9  Collateral........................................... 11
         SECTION 2.10  Substitution of Properties.......................... 11
         SECTION 2.11  Option to Extend Maturity........................... 13
         SECTION 2.12  Conversion to Term Loan............................. 13

ARTICLE 3.

                                USE OF PROCEEDS............................ 14
         SECTION 3.1  Advances............................................. 14

ARTICLE 4.

                            CONDITIONS OF BORROWING........................ 14
         SECTION 4.1  Prior Credit Agreement Closing Date.................. 14
         SECTION 4.2  Conditions Precedent................................. 16
         SECTION 4.3  All Advances......................................... 16

ARTICLE 5.

                        REPRESENTATIONS AND WARRANTIES..................... 18
         SECTION 5.1  Representations and Warranties by the Borrower....... 18

ARTICLE 6.

                             COVENANTS OF BORROWER......................... 21

         SECTION 6.1  Affirmative Covenants of Borrower Other Than
         Reporting Requirements............................................ 21
         SECTION 6.2  Negative Covenants of the Borrower................... 27
         SECTION 6.3  Reporting Requirements............................... 31

ARTICLE 7.

                        EVENTS OF DEFAULT AND REMEDIES..................... 34
         SECTION 7.1  Events of Default.................................... 34
         SECTION 7.2  Remedies Upon Default................................ 36

ARTICLE 8.

                                 MISCELLANEOUS............................. 37
         SECTION 8.1  No Waiver; Cumulative Remedies....................... 37
         SECTION 8.2  Amendments, Etc...................................... 37
         SECTION 8.3  Addresses for Notices, Etc........................... 37
         SECTION 8.4  Costs, Expenses and Taxes............................ 38
         SECTION 8.5  Execution in Counterparts............................ 39
         SECTION 8.6  Binding Effect; Assignment........................... 39
         SECTION 8.7  Governing Law........................................ 40
         SECTION 8.8  Severability of Provisions........................... 40
         SECTION 8.9  Headings; Construction............................... 40
         SECTION 8.10  Independence of Covenants........................... 40
         SECTION 8.11  Payments on Non-Business Days....................... 40
         SECTION 8.12  Integration; Entire Agreement....................... 40
         SECTION 8.13  Survival of Agreements.............................. 41
         SECTION 8.14  Indemnity by Borrower............................... 41
         SECTION 8.15  Arbitration......................................... 41
         SECTION 8.16  Confidentiality of Financial Information............ 42
         SECTION 8.17  Exhibits and Schedules.............................. 42
         SECTION 8.18  Time of the Essence................................. 43

      EXHIBIT A - FORM OF NOTE
      EXHIBIT B - BORROWING REQUEST AND CERTIFICATE
      EXHIBIT C - FORM OF "COMPLIANCE CERTIFICATE"
      EXHIBIT D - FORM OF DISBURSEMENT AUTHORIZATION
      EXHIBIT E - EXHIBIT "A" TO FINANCING STATEMENTS
      EXHIBIT F - BURNHAM PACIFIC "REAL PROPERTIES"
      EXHIBIT G - ANALYSIS OF DIVIDEND COVERAGE AND
                  CUSHION
      EXHIBIT H - FORM OF CASH FLOW REPORT
      EXHIBIT I - FORM OF MEMORANDUM OF AGREEMENT

                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                -----------------------------------------------


       THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Agreement") is dated as of March 15, 1995 between BURNHAM PACIFIC PROPERTIES, INC. a California corporation ("Borrower"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, (the "Bank").


                                   RECITALS
                                   --------

       A. Pursuant to that certain Revolving Credit Agreement dated as of October 19, 1992, by and between Borrower and Bank, as amended by that certain Modification Agreement (Long Form) dated as of October 6, 1993, that certain Additional Advance, Consolidation and Second Modification Agreement (Long Form) dated as of January 31, 1994, that certain Third Modification Agreement (Long
Form) dated as of October 24, 1994, that certain Letter Agreement dated December 22, 1994, and that certain Fourth Modification Agreement (Long Form) dated as of January 30, 1995, all by and between Borrower and Bank (as amended, the "Prior Credit Agreement"), Bank has agreed to loan to Borrower, and Borrower has agreed to borrow from Bank, funds for the acquisition of interests in real property and for such other uses as are more fully described in the Prior Credit Agreement, all upon the terms and subject to the conditions set forth in the Prior Credit Agreement.

       B. Borrower and Bank now desire to amend and completely restate the Prior Credit Agreement, all upon the terms and subject to the conditions more particularly set forth herein.

       NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend, restate, replace and supersede in full the Prior Credit Agreement to read as follows:


1.

                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------

1      Certain Defined Terms.  As used in the Loan Documents or in any other
       ---------------------
documents made or delivered pursuant thereto, unless the context shall otherwise require, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

       "Actual Cash Flow" means, for the applicable fiscal period, the sum of
        ----------------
Borrower's actual net income plus all Borrower's non-cash charges for depreciation and amortization, as reflected in

Borrower's financial statements delivered in accordance with Section 6.3 hereof and as included in Borrower's periodic reports on Form 10-Q and/or Form 10-K, as applicable, filed with the Securities and Exchange Commission.

       "Advance" shall have the meaning set forth in Section 2.1.
        -------                                      -----------

       "Aggregate Cash Flow" means, at any time from and after the Prior Credit
        -------------------
Agreement Closing Date to and including the Closing Date, the annualized year-to-date net operating cash flow of the Real Properties, determined on the basis of the sum of those items identified on Exhibit H, in each case, as reflected in
                                        ---------
the then most recent monthly operating income statement delivered to the Bank pursuant to Section 6.3(e) and at any time after the Closing Date, the
            --------------
annualized Collateral Properties NOI.

       "Agreement" means this agreement, as from time to time amended or
        ---------
supplemented.

       "Bank" is defined in the initial paragraph of this Agreement and includes
        ----
the Bank's successors and assigns.

       "Bond Debt" means the indebtedness of Borrower outstanding from time to
        ---------
time under its 8 1/2% convertible debentures issued as of July 1, 1987, and due in 2012, the 8 1/2% convertible debentures issued March 1, 1992 and due in 2002, and includes any debentures issued to the public after the date of this Agreement in compliance with the provisions of Section 6.2(b)(v)(D) hereof.
                                               --------------------

       "Borrower" is defined in the initial paragraph of this Agreement.
        --------

       "Business Day" means a day, other than a Saturday or Sunday, on which
        ------------
banks are open for business in New York, New York, and the Bank is open for business in San Francisco, California.

       "Closing Date" means the date on which the Memoranda of Agreement have
        ------------
been recorded in accordance with Section 4.2.
                                 -----------

       "Collateral" shall have the meaning set forth in Section 2.9.
        ----------                                      -----------

       "Collateral Debt" shall mean all indebtedness of Borrower secured by a
        ---------------
lien on any of the Real Properties.

       "Collateral Debt Service Coverage" means the ratio of the Aggregate Cash
        --------------------------------
Flow from the Real Properties, determined in each case on an annualized basis, to the annualized costs of servicing Borrower's Collateral Debt and any proposed additional Collateral Debt requested by Borrower as of the date of determination, (a) commencing on October 19, 1992 and continuing to and including October 21, 1993, assuming that Collateral Debt must be amortized in equal annual installments over a period of twenty-five (25) years from the beginning of such stated period, and interest thereon will accrue and be payable at a per annum rate equal to the ten
(10) year Treasury Bond rate of interest (as determined by the Bank) as of the date of determination plus two percent (2.0%) per annum; (b) commencing on October 22, 1993 to but excluding the Closing Date, assuming that Collateral Debt must be amortized in equal annual installments over a period of twenty (20) years from the beginning of such stated period, and interest thereon will accrue and be payable at a per annum rate equal to the ten (10) year Treasury Bond rate of interest (as determined by Bank) as of the date of determination plus two and one half percent (2.5%) per annum; and (c) commencing on the Closing Date and continuing thereafter, assuming that Collateral Debt must be fully amortized, mortgage style, over twenty (20) years from the beginning of such stated period, and interest thereon will accrue and be payable at a per annum rate equal to the greater of (i) the ten (10) year Treasury Bond rate of interest (as determined by Bank) as of the date of determination plus two and one-half percent (2.5%) per annum, or (ii) nine percent (9%).

       "Collateral Properties NOI" means total income before amortization and
        -------------------------
depreciation for the Real Properties.

       "Debt" means all indebtedness of Borrower (i) for borrowed money or under
        ----
capitalized lease obligations or (ii) secured by a lien on any property of Borrower, including, without limitation, any and all Bond Debt, Collateral Debt and all Advances.

       "Deed of Trust" means a deed of trust executed by Borrower for the
        -------------
benefit of Bank as Collateral for this Loan.

       "Deeds of Trust" means, collectively, all deeds of trust, executed by
        --------------
Borrower for the benefit of Bank as Collateral for this Loan, including, but not limited to, the Gilroy Deed of Trust and the San Diego Deeds of Trust.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as
        -----
amended from time to time, and any successor act thereto.

       "Extended Loan Period" means the period of time commencing on June 1,
        --------------------
1997 to and including the Extended Maturity Date.

       "Extended Maturity Date" means June 1, 2002.
        ----------------------

       "Events of Default" shall have the meaning set forth in Section 7.1.
        -----------------

       "Financing Statements" means those financing statements, UCC-1, executed
        --------------------
by Borrower as debtor in favor of the Bank as secured party and filed (i) on October 22, 1992 as financing statements no. 92225647, no. 92225648, and no. 92225649 in the office of the California Secretary of State, and (ii) on October 22, 1993 as financing statement no. 12171515 in the office of the California Secretary of State.

       "Fireman's Fund Deed of Trust" means the Trust Deed with Assignment of
        ----------------------------
Rents, Security Agreement and Fixture Filing dated as of October 19, 1992, executed by Borrower, as trustor, in favor of Bank, as beneficiary, and recorded on October 22, 1992 as Document No. 1992-0672066 in Official Records of San Diego County, California, as amended by Document No. 1993-0705948 recorded on October 22, 1993 and by Document No. 1994-0157323 recorded on March 10, 1994, both in Official Records of San Diego County, California.

       "Gilroy Deed of Trust" means that certain Deed of Trust with Assignment
        --------------------
of Rents, Security Agreement and Fixture Filing dated as of October 6, 1993, executed by Borrower, as trustor, in favor of Bank, as beneficiary, and recorded on October 22, 1993 as Document No. 12171514 in Book Number 84, Page 001 in Official Records of Santa Clara County, California, as amended by Document No. 12394028 recorded on March 10, 1994 in Book Number N340, Page 1278 in Official Records of Santa Clara County, California.

       "Holdback" shall have the meaning set forth in Section 4.1(b)(v).
        --------                                      -----------------

       "Initial Loan Fee" shall have the meaning set forth in Section 2.8(c).
        ----------------                                      --------------

       "Initial Maturity Date" means June 1, 1997.
        ---------------------

       "Liabilities" means, for any Person, (i) all indebtedness or other
        -----------
obligations of such Person for borrowed money or for the deferred purchase price of property or services, (ii) lease obligations (direct, contingent or otherwise), that have been or that in accordance with Statement of Financial Accounting Standards No. 13, as from time to time amended, should be capitalized, (iii) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services (A) the payment or collection of which such Person has guaranteed (except by reason of endorsement or collection in the ordinary course of business) or in respect of which such Person is liable, contingently or otherwise, or (B) secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations and (iv) all other liabilities of such Person that in accordance with generally accepted accounting Principles would be included in determining total liabilities as shown on the liabilities side of a balance sheet as of the date of determination.

       "Lien" means any deed of trust, mortgage, pledge, security interest,
        ----
encumbrance, lien or charge of any kind, whether voluntary or involuntary.

       "Loan" means any one and all of the Advances.
        ----

       "Loan Documents" means this Agreement, the Note, each Deed of Trust, each
        --------------
Assignment of Leases, each Financing Statements, and an Unsecured Environmental Indemnity, and each other document or certificate to be executed and/or delivered under this Agreement, as from time to time amended or supplemented.

       "Loan-to-Value Ratio" means the outstanding balance of the Loan divided
        -------------------
by the "as is" appraised market value of the Real Properties, expressed as a percentage.

       "Maturity Date" means the Initial Maturity Date or the Extended Maturity
        -------------
Date, as applicable.

       "Memorandum of Agreement" means that certain Memorandum of Agreement
        -----------------------
Amending Deeds of Trust and Secured Obligations, dated as of March 15, 1995, in the form attached hereto as Exhibit I, executed by Borrower and Bank in
                            ---------
connection with this Agreement and to be recorded in the Official Records of San Diego County and Santa Clara County, California.

       "Net Worth" means, in respect of any Person, the excess of all assets of
        ---------
such Person over all Liabilities of such Person, as determined and computed in accordance with generally accepted accounting principles consistently applied; provided, however, that, in determining total assets, there shall be excluded
- ------------------ ----
(i) assets that would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, franchises, (ii) prepaid expenses,
(iii) deferred charges, (iv) capitalized debt fees and expenses and capitalized organization expenses, (v) treasury stock, (vi) cash set apart and held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock, (vii) reserves for depreciation, depletion, obsolescence and/or amortization of properties and all other reserves or appropriation of retained earnings that, in accordance with generally accepted accounting principles, should be established in connection with the business conducted by such Person; and provided, further, that there shall be included,
                              --------  -------
in determining total liabilities, all Liabilities of such Person, including obligations in respect of which such Person is only contingently liable.

       "Note" means the Amended and Restated Revolving Credit Note payable to
        ----
the order of the Bank in the original principal amount of $40,000,000, executed by Borrower pursuant to this Agreement, as from time to time amended or supplemented.

       "Obligations" means all obligations of every nature of Borrower from time
        -----------
to time owed to the Bank under the Loan Documents.

       "Offshore Rate" shall have the meaning set forth in the Note.
        -------------

       "Original Loan Documents" shall have the same meaning as the defined term
        -----------------------
"Loan Documents" in the Prior Credit Agreement.

       "PBGC" means the Pension Benefit Guaranty Corporation or any entity
        ----
succeeding to any or all of its functions under ERISA.

       "Permitted Exceptions" shall have the meaning set forth in Section
        --------------------                                      -------
6.2(a).
- -------

       "Person" means an individual, corporation, partnership, joint-stock
        ------
company, joint venture, trust, bank, trust company, land trust, business trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

       "Plan" means at any time an employee pension benefit plan which is
        ----
covered by Title IV of ERISA and is either (i) maintained by Borrower or any Subsidiary for employees of Borrower or any Subsidiary or (ii) maintained pursuant to a collective bargaining agreement or similar arrangement under which more than one employer makes contributions and to which Borrower or any Subsidiary is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

       "Poway Plaza Deed of Trust" means the Trust Deed with Assignment of
        -------------------------
Rents, Security Agreement and Fixture Filing dated as of October 19, 1992, executed by Borrower, as trustor, in favor of Bank, as beneficiary, and recorded on October 22, 1992 as Document No. 1992-0672065 in Official Records of San Diego County, California, as amended by Document No. 1993-0705950 recorded on October 22, 1993 and by Document No. 1994-0157325 recorded on March 10, 1994, both in Official Records of San Diego County, California.

       "Prior Credit Agreement Closing Date" means October 19, 1992.
        -----------------------------------

       "Prior Note" means the Revolving Credit Note dated October 19, 1992, as
        ----------
amended.

       "Projected Cash Flow" means the estimated sum of Borrower's net income
        -------------------
plus Borrower's non-cash charges for the applicable fiscal period, as set forth on Exhibit G attached hereto under the line item "Funds from Operations," for
   ---------
the five quarters ending December 31, 1993, March 31, 1994, June 30, 1994, September 30, 1994 and December 31, 1994.

       "Puente Hills Loan" means the $35,000,000 secured indebtedness of
        -----------------
Borrower to Bank pursuant to the Puente Hills Loan Agreement.

       "Puente Hills Loan Agreement" means that certain Loan Agreement dated as
        ---------------------------
of July 26, 1994 between Borrower and Bank.

       "Real Properties" means those real properties, including any leasehold
        ---------------
interests, from time to time owned by Borrower and affected by the Deeds of Trust. As of the Closing Date, the Real Properties are those identified in Exhibit F to this Agreement,
- ---------

       "Santee Deed of Trust" means the Trust Deed with Assignment of Rents,
        --------------------
Security Agreement and Fixture Filing dated as of October 19, 1992, executed by Borrower, as trustor, in favor of Bank, as beneficiary, and recorded on October 22, 1992 as Document No. 1992-0672067 in Official Records of San Diego County, California, as amended by Document No. 1993-0705949 recorded on October 22, 1993 and by Document No. 1994-0157324 recorded on March 10, 1994, both in Official Records of San Diego County, California.

       "San Diego Deeds of Trust" means, collectively, the Fireman's Fund Deed
        ------------------------
of Trust, the Poway Plaza Deed of Trust and the Santee Deed of Trust. In addition to serving as collateral for this Loan, the San Diego Deeds of Trust secured, prior to the Closing Date, all obligations of Borrower to Bank under the $35,000,000 Secured Loan and all documents evidencing and/or securing the $35,000,000 Secured Loan, as the same may be modified or extended from time to time.

       "Santee Senior Debt" means the amount outstanding from time to time of
        ------------------
all loans secured by deeds of trust and other liens on the Santee Village Square Property (as described in Exhibit F), which deeds of trust and liens are senior
                          ----------
in priority to the lien of the Bank's Deed of Trust on that real property.

       "Section 1031 Agreement" shall have the meaning set forth in Section
        ----------------------                                      -------
6.1(j).
- ------

       "Subsidiary" means a Person controlled directly by Borrower or indirectly
        ----------
by Borrower through one or more intermediaries.

       "Term Loan" means a non-revolving term loan in the amount of the
        ---------
outstanding principal balance of the Loan as of the Initial Maturity Date.

       "$35,000,000 Secured Loan" means that certain non-revolving, secured
        ------------------------
$35,000,000 credit evidenced by a Loan Agreement dated October 6, 1993 between Borrower and Bank.

       "$35,000,000 Unsecured Indemnity" means that certain unsecured indemnity
        -------------------------------
agreement relating to certain real property located in Los Angeles County, California, and executed by Borrower in favor of Bank in connection with the $35,000,000 Secured Loan.

       "Title Company" means Chicago Title Insurance Company, a Missouri
        -------------
corporation.

       "Title Policy" means that certain Title Policy No. 959001-15 in the
        ------------
amount of $60,000,000, dated October 22, 1993, issued by the Title Company to Bank.

       "Unsecured Environmental Indemnity" means that certain unsecured
        ---------------------------------
indemnity agreement relating to the Loan covering all real property affected by the Deeds of Trust and executed by Borrower in favor of Bank.

       "Unsecured Indemnities" shall mean the Unsecured Environmental Indemnity
        ---------------------
and the $35,000,000 Unsecured Indemnity, collectively.

       "Unsecured Loan" means the $10,000,000 unsecured revolving loan made by
        --------------
Bank to Borrower under the Unsecured Loan Agreement.

       "Unsecured Loan Agreement" means that certain Amended and Restated
        ------------------------
Revolving Credit Agreement, dated as of March 15, 1995, by and between Borrower and Bank, pursuant to which the Unsecured Loan has been made.

2.


                           AMOUNT AND TERMS OF LOAN
                           ------------------------

1      Revolving Credit Commitment.  Subject to the terms and conditions of
       ---------------------------
this Agreement, Bank agrees to make loans (each of which is herein called an "Advance" and all of which are herein collectively called the "Advances") to Borrower from the date of this Agreement until June 1, 1997, on which date all principal of and accrued and unpaid interest on all outstanding Advances shall be due and payable subject to Borrower's option to extend the Maturity Date of the Loan. Advances shall be made at such times and in such amounts as Borrower may request, for purposes permitted under Article III, which amounts may be borrowed, repaid and reborrowed; provided, however, that all Advances, including
                                 --------  -------
the requested Advance, shall not exceed in the aggregate principal amount at any time outstanding the sum of (i) $25,000,000 (subject, however to the Holdback requirement) prior to January 31, 1994, (ii) $30,000,000 prior to the Closing Date, and (iii) $40,000,000 from and after the Closing Date and shall be further subject to the following sublimiting conditions:

            (a) at no time during the time periods set forth below shall the outstanding Advances (plus, with respect to the time period set forth in clause
                      ----
(i) below, the amount of the Santee Senior Debt) exceed the respective percentages of the "as-is" market value of the Real Properties subject to the Deeds of Trust then in effect, as such value is appraised by Bank and as may be reappraised by Bank, at Borrower's expense, at any time after the Prior Credit Agreement Closing Date as provided under Section 4.3(g) below:
                                         --------------

                 (i) for the period commencing on September 30, 1992 and ending on December 30, 1993, seventy percent (70%), provided that, until the requirements of Section 6.1(n) below have been satisfied, the "as-is" market
                --------------
value of the Real Properties, for the purposes of this calculation, shall not include the value of the Santee Village Square Property, as defined in Exhibit
                                                                       -------
F, and (b) the calculations shall not include the amount of the Santee Senior
- --
Debt;

                 (ii) for the period commencing on December 31, 1993 and ending on the Closing Date, sixty percent (60%); and

                 (iii) for the period commencing with the Closing Date and continuing thereafter, sixty-five percent (65%).

            (b)  at no time shall Collateral Debt Service Coverage be less than
1.30 to 1.0 (for the period commencing on September 30, 1992 and ending on December 30, 1993) or 1.35 to 1.0 (for the period commencing on December 31,
1993), as applicable; and

            (c) no Advance shall be permitted hereunder, if, after giving effect thereto, the limitation on aggregate Advances set forth above or either of the foregoing sublimitations would be exceeded. Each Advance shall be in a minimum principal amount of $100,000, with any increases in increments of $100,000, or such other amounts as may be approved by the Bank.

       Upon the Bank's request, Borrower shall provide proof of satisfaction of any or all of the foregoing conditions, provided that, in determining Collateral Debt Service Coverage under the foregoing clause (b), Collateral Debt shall be determined as of the date Collateral Debt Service Coverage is being determined, and Aggregate Cash Flow shall be annualized based on results of the most recent calendar quarter.

2      Note.  The obligation of Borrower to repay the Advances made by the
       -----
Bank shall be evidenced by the Note, substantially in the form of Exhibit A,
                                                                  ---------
payable to the order of the Bank on June 1, 1997. All Advances, payments and repayments with respect to the Note shall be evidenced by the internal records of the Bank, which records shall be prima facie evidence of such matters.

3           Interest.
            --------

            (a)  Calculation of Interest.  The Note shall bear interest upon
                 -----------------------
the unpaid principal balance from time to time outstanding thereunder from the date of the initial Advance until payment in full at the rate or rates per annum set forth in the Note. Such interest is payable monthly in arrears on the first day of each month, commencing with the first day of the calendar month immediately following the month in which the Closing Date occurs and as otherwise set forth in the Note.

            (b)  Default Interest.  Any amount not paid when due under the
                 ----------------
Note or this Agreement, whether at stated maturity or by acceleration upon the occurrence of an Event of Default, shall thereafter bear interest, payable upon demand, at a rate per annum equal to the Default Rate set forth in the Note.

4      Revolving Credit Borrowings.  Requests for Advances, or for conversions
       ---------------------------
of Advances, hereunder shall be submitted in writing by Borrower in substantially the form of Exhibit B, and shall, if submitted prior to the
                          ---------
Closing Date, set forth the date upon which the Advance is to be made, the amount of the requested Advance, and the source of repayment and anticipated repayment date of the Advance (and, if such Advance is to be subject to the Offshore Rate, the information required under Exhibit A or Exhibit D of the
                                              ---------    ---------
Note, as applicable; and, if submitted after the Closing Date, shall set forth the date upon which the Advance is to be made and the amount of the requested Advance). Notwithstanding the foregoing, subject to Section 8.3(b), requests
                                                     --------------
for Advances or for conversions of Advances may be made by written telecopied request, in which case Borrower shall confirm each such request by delivery of a signed original of such request to the Bank within two (2) Business Days thereafter.

5      Funding Sources.  Except as provided in Section 2.6, nothing herein
       ---------------                         -----------
contained shall be deemed to obligate the Bank to obtain funds for any Advance in any particular place or manner, nor shall anything contained herein be deemed to constitute a representation by the Bank that it has funded or will fund any Advance in any particular place or manner.

6      Immediately Available Dollars.  All borrowings and payments hereunder
       -----------------------------
shall be in U.S. dollars and in immediately available funds (or such other funds as the Bank may deem customary from time to time).

7      Place of Payment and Distributions.  All payments and prepayments of
       ----------------------------------
principal, interest, fees, commitment fees, or other sums due the Bank hereunder, except as otherwise provided, shall be made to the Bank at the Bank's Office, CRESG #1778, 555 Anton Boulevard, 11th Floor, Costa Mesa, California 92626 Attn: Ms. Ginny Cook, or to such other location as may be designated by Bank.

8      Loan Fees.
       ---------

            (a) Commencing on October 19, 1992, and continuing on the first business day of every third month thereafter to and including January 31, 1994, in addition to any other fees due under the Loan Documents, Borrower shall pay to Bank an annual Loan fee of $93,750 payable in four equal installments of $23,437.50 each. The Loan fee shall not be applied to interest, principal or any other amount owed by Borrower to Bank.

            (b) Commencing February 1, 1994, and continuing on the first business day of every third month thereafter to and including November 1, 1994, in addition to any other fees due under the Loan Documents, Borrower shall pay to Bank an annual Loan fee of $112,500 payable in four equal installments of $28,125 each. The Loan fee shall not be applied to interest, principal or any other amount owed by Borrower to Bank.

            (c) On the Closing Date, Borrower shall pay to Bank a Loan fee in an amount equal to $25,000 for the period from March 1, 1995 to but excluding June 1, 1995 (the "Initial Loan Fee"). The Initial Loan Fee reflects Borrower's long term unsecured debt rating, as of the Closing Date, of BBB+ to BBB- with Standard & Poor's Corporation ("S&P") and Baa1 to Baa3 with Moody's Investors Service, Inc. ("Moody's"). For every day the Closing Date occurs after March 1, 1995, the Initial Loan Fee shall be reduced by $271.74. In connection with that certain Fourth Modification Agreement (Long Form) dated as of January 30, 1995, Borrower paid to Bank an extension fee of $28,125 for the period from February 1, 1995 to May 1, 1995. In recognition of Borrower's payment of this fee, for every day the Closing Date precedes May 1, 1995, the Initial Loan Fee shall be reduced by an additional $316.01. By way of example, if the Closing Date occurs on March 31, 1995, then the Initial Loan Fee payable by Borrower to Bank shall equal $25,000 minus $8,152.20 (representing the product obtained by multiplying 30, being the number of days after March 1, 1995, times $271.74) minus an additional $9,796.31 (representing the product obtained by multiplying 31, being the number of days after March 1, 1995, times $316.01) for a total of $7,051.49. Commencing on June 1, 1995 and continuing thereafter, in addition to any other fees due under the Loan Documents, Borrower shall pay to Bank, in advance, a quarterly Loan fee due on March 1, June 1, September 1 and December 1, and based upon Borrower's then existing long term unsecured debt rating in effect on the last day of the calendar month immediately preceding each due date:

LONG TERM UNSECURED DEBT RATING                              QUARTERLY LOAN FEE
- -------------------------------                              ------------------
A- or better with S&P and A3 or better with Moody's               $12,500

BBB+ to BBB- with S&P and Baa1 to Baa3 with Moody's               $25,000

BB+ with S&P or Ba1 with Moody's, or if rating is not             $37,500
available or not otherwise determinable

            No part of this fee shall be applied to principal, interest, or any other amount owed by Borrower to Bank. Upon maturity or upon acceleration of the Loan any due but unpaid amount of the Loan fee shall be due and payable in full.

9      Collateral.  Pursuant to the Prior Credit Agreement and as security for
       ----------
the repayment of any and all indebtedness of Borrower to Bank under this Agreement and for the performance of all of the terms, covenants and conditions herein, Borrower granted to Bank, pursuant to the Deeds of Trust, a first priority Lien on all of the Real Properties described in Exhibit F and all of
                                                         ---------
Borrower's personal property in connection with said Real Properties, plus any additional real and personal property in which Borrower shall grant to Bank a security interest to secure the Loan (the "Collateral"). By its execution and delivery of this Agreement, Borrower hereby ratifies and confirms such Liens and security interests in the Collateral and declares that the same shall continue to secure all Obligations of Borrower under this Agreement and the other Loan Documents. All such security interests shall be pursuant to deeds of trust and security agreements as Bank may require and said deeds of trust shall be insured by such title insurance policies and with such endorsements as Bank may require and issued by insurers acceptable to Bank. Appraisals and environmental studies of the Real Property covered by the Deeds of Trust shall be performed as required by Bank.

10          Substitution of Properties.
            ---------------------------

            (a)  Subject to the provisions of subsection 2.10(b) below, the
                                              ------------------
Borrower may obtain the release of one or more of the Real Properties by: (i) substituting the Real Property to be released with one or more properties of equal or greater value; subject to an appraisal satisfactory to the Bank and an environmental report satisfactory to the Bank regarding the proposed substitute property; and (ii) simultaneously therewith executing and delivering to the Bank a Deed of Trust and any other documents reasonably required by the Bank granting a first priority lien in said property to the Bank, all in form satisfactory to Bank; and (iii) simultaneously therewith delivering to the Bank an ALTA title insurance policy issued by a title company approved by the Bank in the amount requested by the Bank insuring the Lien in said property in favor of the Bank, subject to any permitted exceptions, which policy shall have as a part thereof endorsements insuring the priority of the Bank's Lien in light of the revolving nature of the Loan, the principal thereof and the floating rates of interest and any other endorsements required by the Bank; and (iv) simultaneously therewith delivering to Bank a certificate of insurance issued by an insurer acceptable to Bank naming Bank as loss-payee and evidencing fire, personal liability, property damage and rental income loss coverage in such amounts acceptable to Bank, together with any endorsements or other coverage as may be reasonably requested by Bank; (v) simultaneously therewith delivering to Bank full and correct copies of all leases affecting said property, and such original estoppel certificates as Bank may request, in form and substance required by Bank, executed and acknowledged by the tenants under such leases, and, if requested by Bank, subordination agreements in form and substance requested by Bank, executed and acknowledged by such tenants; and (vi) paying to the Bank any costs, expenses or fees required under this Agreement. The value of any property proposed to be substituted as Collateral shall be determined in the sole and absolute discretion of the Bank.

            (b)  Notwithstanding the provisions of subsection 2.10(a) above,
                                                   ------------------
Bank shall not be required to release any of the Real Property in the event (i) there exists an Event of Default; or (ii) the Bank, in its sole and absolute discretion, determines that the property to be substituted is not the equivalent, for security or other purposes, of the property to be released or would subject the Bank to additional risk; or (iii) after taking into account the release and substitution of property, Collateral Debt Service Coverage shall be less than or equal to 1.30 to 1 (for the period commencing on September 30, 1992 and ending on December 30, 1993) or 1.35 to 1 (for the period commencing on December 31, 1993), as applicable; or (iv) the Loan-to-Value Ratio shall exceed seventy percent (70%) (for the period commencing on September 30, 1992 and ending on December 30, 1993), sixty percent (60%) (for the period commencing December 31, 1993 and ending on the Closing Date), or sixty-five percent (65%) (for the period commencing with the Closing Date), as applicable, as calculated under Section 6.1 (i). Subparagraphs (ii) and (iii) hereinabove shall be
      ---------------  ------------------     -----
superseded if simultaneously with the substitution, Borrower shall reduce borrowings and/or provide additional property as Collateral such that Collateral Debt Service Coverage shall be greater than 1.30 to 1 (for the period commencing on September 30, 1992 and ending on December 30, 1993) or 1.35 to 1 (for the period commencing on December 31, 1993), as applicable.

11     Option to Extend Maturity.  Borrower shall have the option to extend
       -------------------------
the Initial Maturity Date of the Loan to the Extended Maturity Date upon the same terms and conditions set forth in this Agreement, as modified by the provisions set forth in this Section 2.11 and Section 2.12 below, and except as
                             ------------     ------------
may be provided elsewhere in this Agreement, upon satisfaction of all the following conditions:

            (a) No Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing upon (A) the date this option is exercised or (B) the Initial Maturity Date;

            (b) Borrower provides Bank with written notice of its intent to exercise said option no earlier than ninety (90) days, and at least thirty (30) days, prior to the Initial Maturity Date;

            (c) Borrower shall have paid Bank good funds in the amount of one percent (1.0%) of the outstanding principal balance of the Loan as of the Initial Maturity Date as a non-refundable Loan extension fee; and

            (d) Borrower shall provide Bank with Title Policy endorsements for each of the Real Properties, at Borrower's sole cost and expense, insuring that the exercise of Borrower's option to extend the term of the Loan as provided herein shall not affect the continuing first priority of the Deeds of Trust.

12     Conversion to Term Loan .
       ------------------------

            (a)  In the event Borrower exercises its option to extend the term of the Loan in accordance with the terms and provisions set forth in
Section 2.11 above, immediately as of the Initial Maturity Date, the Loan shall
- ------------
automatically convert to the Term Loan. No further borrowings or re-borrowings will be allowed under the Loan as of the Initial Maturity Date.

            (b) From and after the Initial Maturity Date, Loan principal shall be payable monthly, on the first day of each month, commencing July 1, 1997 in an amount which would be sufficient to amortize the principal balance of the Term Loan on a fully amortized basis over a period of twenty (20) years. All outstanding principal and accrued and unpaid interest on the Term Loan shall be due and payable on the Extended Maturity Date.

            (c) Interest on the Term Loan shall be due and payable in accordance with the terms of the Loan Documents; provided, however, that immediately upon the Initial Maturity Date (and provided Borrower has exercised its option to extend the Loan in accordance with the terms hereof), Exhibits A,
                                                                    ----------
B and C to the Note shall be of no further force or effect and Exhibits D, E and
- -     -                                                        ----------- -
F to the Note shall govern during the Extended Loan Term, the matters which are
- -
governed by Exhibits A, B and C prior to the Initial Date.
            ----------- -     -

                (d) Upon request therefor, which request may be made no more than once during the Extended Loan Period, Borrower shall pay for an updated appraisal for each of the Real Properties, prepared at the Borrower's sole cost and expense, by M.A.I. appraisers commissioned by Bank. Nothing herein shall be deemed a waiver by Bank of its existing rights to receive appraisals, as set forth in this Agreement, or of Bank to cause appraisals of any of the Real Properties from time to time at its election, and at Bank's cost except as set forth herein.

3.


                                USE OF PROCEEDS
                                ---------------

1      Advances.  Prior to the Closing Date, Advances shall be available (a)
       --------
to finance, in whole or in part, the acquisition of fee interest, or leasehold interests having a remaining term in excess of thirty-five (35) years, in real property; and (b) to pay down outstanding amounts owed to the Bank by the Borrower under a certain unsecured revolving loan in the maximum amount of $10,000,000 (the "Unsecured Loan"); and (c) to repay maturing Debt secured by a lien on any property of Borrower; provided, however, that the Bank shall have
                                  --------  -------
the right, in its reasonable discretion, to approve any particular requested Advance based upon such factors as Bank deems appropriate and provided, further,
                                                              --------  -------
that the availability described in subsection 3.1(c) above is subject to the
                                   -----------------
approval of senior management of Bank, which approval has not been obtained as of the Prior Credit Agreement Closing Date. Commencing on the Closing Date and continuing thereafter, Advances shall be available (i) to acquire real property;
(ii) for expenses associated with owning and maintaining real property; and
(iii) for other uses approved by Bank.

4.


                            CONDITIONS OF BORROWING
                            -----------------------

1      Prior Credit Agreement Closing Date.  On or before the Prior Credit
       -----------------------------------
Agreement Closing Date, unless otherwise indicated below, Borrower delivered to the Bank all of the following:

            (a)  Legal Opinion.  An original manually signed copy of the
                 -------------
opinion of counsel for the Borrower, addressed to the Bank, dated as of the Prior Credit Agreement Closing Date and in form acceptable to the Bank and its counsel.

            (b)  Documents.  The following documents, each in form and
                 ---------
substance satisfactory to the Bank and dated, unless otherwise indicated, as of the Prior Credit Agreement Closing Date:

                 (i) A certificate of the Secretary of State of the State of California, dated as of a date not more than thirty (30) days prior to the Prior Credit Agreement Closing Date, as to the legal existence and good standing of Borrower;

                 (ii) Certificate of an appropriate corporate officer of Borrower as to the incumbency and signatures of the officers of Borrower authorized to execute and deliver the Original Loan Documents to which it was a party, which certificates may be conclusively relied upon by the Bank until it shall receive a further certificate of an appropriate corporate officer of Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate;

                 (iii) Copies, certified by an appropriate corporate officer of Borrower, of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of the Original Loan Documents, together with copies, certified by an appropriate corporate officer of the Borrower, of all documents evidencing other necessary action and governmental approvals, if any, with respect to the execution, delivery, and performance of the Original Loan Documents;

                 (iv)   The fully executed Prior Note;

                 (v) Executed Deeds of Trust satisfactory to Bank and insured by title insurance policies and endorsements satisfactory to Bank and appraisals (the "Appraisals") and environmental studies of the Real Property covered by the Deeds of Trust, all to be satisfactory to Bank; provided,
                                                               --------
however, the Prior Credit Agreement Closing Date would not be delayed by reason
- -------
of the Bank's failure to receive and approve the Appraisals if all other conditions under this Section 4.1 had been satisfied or waived by the Bank and the amount of Ten Million Dollars ($10,000,000) (the "Holdback") was reserved from the maximum aggregate amount available for Advances to the Borrower hereunder, and was unavailable for Advances, until such time as all of the Appraisals were received and approved by the Bank;

                 (vi) Executed security agreements (if separate security agreements were required by Bank) and UCC-1 Financing Statements and Assignments of Rents and/or Leases as may have been required by Bank;

                 (vii) Estoppel certificates and nondisturbance (where applicable) and attornment agreements executed and acknowledged by such tenants of the Real Properties as Bank may have requested;

                 (viii) If requested by Bank, a beneficiary's statement, executed by the holder of the prior indebtedness secured by the Santee Property (as described in Exhibit F), in form and substance acceptable to Bank,
                 ---------
confirming, among other things, that the maximum amount of the indebtedness secured thereby does not exceed $1,500,000. If Bank did not request such statement prior to the Prior Credit Agreement Closing Date, Borrower shall deliver it to Lender within 60 days after Bank's request; and

                 (ix) Such other documents as the Bank may have reasonably requested in order to effect fully the purposes of the Loan Documents.

2           Conditions Precedent.  In addition to any other obligations of
            --------------------
Borrower set forth in this Agreement, the obligations of the Bank hereunder shall be subject to the satisfaction of the following conditions precedent.

            (a)  Documents.  There shall have been delivered to Bank the
                 ---------
following documents, in form and substance satisfactory to the Bank and dated, unless otherwise indicated, the date of execution hereof:

                 (i)    The originally executed Note;

                 (ii) An originally executed Memorandum of Agreement for recordation in the Official Records of each county in which the Real Properties are located;

                 (iii) Such other documents as the Bank may reasonably request in order to effect fully the purposes of the Loan Documents.

            (b)  Fee.  The Bank shall have received the Initial Loan Fee, as
                 ---
defined in Section 2.8(c) above.
           --------------

            (c)  Title Policy Endorsements.  The Title Company shall be
                 -------------------------
unconditionally committed to issue and, upon recordation of the Memorandum of Agreement, shall issue to the Bank either a new title insurance policy assuring that the Deeds of Trust are first priority Liens on the Real Properties subject only to the same exceptions to coverage as are set forth in the Title Policy, or CLTA endorsements to the Title Policy insuring the continuing first priority of the Deeds of Trust and otherwise in form and substance acceptable to the Bank. Borrower shall pay all title insurance premiums and endorsement charges of the Title Company.

3      All Advances.  The obligation of the Bank to make any Advance is
       ------------
subject to the satisfaction of the following conditions at the time of making such Advance:

            (a)  Representations and Warranties Accurate.  The
                 ---------------------------------------
representations and warranties set forth in Article V shall be true and correct
                                            ---------
at and as of the time such Advance is made with the same effect as though such representations and warranties had been made at and as of such time.

            (b)  No Event of Default.  No Event of Default or event that,
                 -------------------
with the giving of notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing or would exist after giving effect to the requested Advance.

            (c)  No Material Adverse Change.  There shall not have occurred
                 --------------------------
any material adverse change in the business, operations, assets or financial condition of Borrower.

            (d)  Borrowing Request and Certificate.  Borrower shall have
                 ---------------------------------
delivered to the Bank a Borrowing Request and Certificate in substantially the form of Exhibit B, duly signed by two or more authorized officers of such
        ---------
Borrower, dated the date of the relevant request, certifying as to the satisfaction of the conditions set forth in the foregoing subsections 4.3(a),
                                                          ------------------
(b), and (c) and as to such other matters as are set forth on Exhibit B and
- ---      ---                                                  ---------
including, if applicable to the requested Advance, the certified copy of resolutions relating to the requested Advance described in Paragraph 3(b) of Exhibit B.
- ---------

            (e)  Environmental Questionnaire and Disclosure Statement.  Borrower
                 ----------------------------------------------------
shall have delivered to Bank a completed Environment Questionnaire and Disclosure Statement, on the Bank's standard form therefor, which shall be satisfactory to the Bank in substance, in respect of each Real Property.

            (f)  Approval, Substantiation of Purpose.  The Bank, in its
                 -----------------------------------
reasonable discretion, shall have approved the particular purpose for which the Advance has been requested, and shall have received documentation, in form and substance satisfactory to the Bank (which may include, without limitation, copies of relevant sales agreements and/or escrow agreements), substantiating the purpose and amount of such Advance.

            (g)  Appraisals.  Prior to the conversion of the Loan to the Term
                 ----------
Loan, upon request therefor, which request may be made no more than once annually as to each of the Real Properties, the Bank shall have received updates of the Appraisals prepared at the Borrower's sole cost and expense, from M.A.I. appraisers commissioned by the Bank. From and after the date on which the Loan is converted to the Term Loan, the Bank shall have the right to receive, once during the Extended Loan Period, an update of the Appraisals, prepared at Borrower's sole cost and expense, by M.A.I. appraisers commissioned by the Bank.

            (h)  Other Conditions.  Such other conditions as the Bank may
                 ----------------
require in its reasonable discretion to effectuate the terms of this Agreement and the other Loan Documents.

5.

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

1      Representations and Warranties by the Borrower.  In order to induce the
       ----------------------------------------------
Bank to enter into this Agreement and to make the Loans, Borrower represents and warrants to the Bank that:

            (a)  Corporate Existence and Power.  Borrower is a corporation duly
                 -----------------------------
incorporated, validly existing, and in good standing under the laws of the State of California, and is duly qualified to do business and is in good standing in all other jurisdictions in which the conduct of its business or the ownership or lease of its properties requires such qualification. Borrower has full corporate power and authority to own its properties and to conduct its business as such business is now conducted. Borrower has complied with all filing, permit, license and other requirements of federal, state and local laws necessary to prevent Borrower from hereafter being precluded, by reason of its failure so to comply with any such requirements, from continuing to do business in respect of applicable jurisdictions and as now conducted. As of the Closing Date, Borrower represents and warrants to Bank that there have been no changes in the organization or formation documents of Borrower since the inception of the Loan.

            (b)  Corporate Authority.  Borrower has all requisite power and
                 -------------------
authority to execute and deliver and to perform its obligations under the Loan Documents and to borrow hereunder. The execution, delivery, and performance by Borrower of the Loan Documents (i) have been duly authorized by all necessary corporate action, (ii) will not violate any provision of law or governmental regulation, or any order, decree, writ, injunction, determination, award or judgment of any court, arbitrator, or governmental body, or the Articles of Incorporation or Bylaws of Borrower, and
(iii) will not conflict with any of the terms or provisions of, result in a breach of, constitute a default under, or result in the creation or imposition of any Lien upon any assets of Borrower or any Subsidiary, under any mortgage, indenture, contract, lease, loan or credit agreement, or other agreement or instrument, to which Borrower is a party or by which Borrower or any Subsidiary, or the properties of either, are bound. This Agreement constitutes, and each other Loan Document, when executed and delivered by Borrower, will constitute, the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, subject to any applicable bankruptcy, insolvency, moratorium or any similar laws affecting generally the enforcement of creditors' rights.

            (c)  No Consents.  No consent of any other Person, and no
                 -----------
consent, license, approval or authorization of, or registration, filing or declaration with, any court or governmental body, authority, bureau, agency, or instrumentality, or any specifically granted exemption from any of the foregoing, is or will be necessary to the valid execution, delivery, or performance by Borrower of the Loan Documents to which it is or is to become a party.

            (d)  Litigation.  Except as otherwise disclosed in Schedule
                 ----------                                    --------
5.1(d) there are no actions, suits, or proceedings pending, or, to the knowledge
- ------
of Borrower, threatened against or affecting, Borrower or any Subsidiary or any of their respective properties, in any court or before any arbitrator of any kind or before any governmental body, department, commission, board, bureau, agency, or instrumentality, which, if adversely determined, (i) would impair the right or ability of Borrower to carry on its business substantially as now conducted, or (ii) would have a material adverse effect on the financial condition of Borrower. There are no actions, suits or proceedings pending, or, to the knowledge of Borrower, threatened, that relate to any of the transactions contemplated by this Agreement.

            (e)  No Default.  Neither Borrower nor any Subsidiary is in
                 ----------
default with respect to any law, statute, judgment, writ, injunction, decree, rule, or regulation of any court or governmental authority, bureau, agency, or instrumentality, which default materially adversely affects the financial condition or properties of Borrower or the ability of Borrower to carry on its business substantially as now conducted.

            (f)  Financial Statements.  All financial statements of Borrower
                 --------------------
delivered pursuant to the Prior Credit Agreement, and all financial statements delivered pursuant to this Agreement, copies of which have been previously furnished to the Bank, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial condition of Borrower as of the dates of such financial statements and for the periods covered by such financial statements.

            (g)  Adverse Changes.  At all times from and after the Prior
                 ---------------
Credit Agreement Closing Date, there has been no material adverse change in the financial condition of Borrower or in the properties or businesses of Borrower. Neither the business nor the properties of Borrower are materially affected by any fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) adversely affecting such business or properties.

            (h)  Burdensome Agreements.  Neither Borrower nor any Subsidiary
                 ---------------------
is a party to any indenture, loan or credit agreement, or to any other agreement, contract, or instrument, or subject to any articles or certificate of incorporation, bylaws, or other corporate restriction, in any such case, that may reasonably be expected to have an adverse affect on its businesses, properties, assets, operations or conditions, financial or otherwise, or on Borrower's ability to carry out its obligations under the Loan Documents.

            (i)  Taxes.  Borrower has filed all tax returns that are
                 -----
required to be filed and has paid (except as permitted under Section 6.1(a)) all taxes shown to be due and payable on those returns or on any assessment received by it, to the extent that such taxes and assessments have become due and payable.

            (j)  Use of Proceeds of the Loans.  Neither Borrower nor any
                 ----------------------------
Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect, and no part of the proceeds of the Loans will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or to reduce or retire any indebtedness incurred for any such purpose. No part of the proceeds of the Loans will be used for any purpose that violates, or that is inconsistent with, the provisions of Regulation U or Regulation X of said Board of Governors. The proceeds to Borrower of the Loans will be used in conformity with Article III.

            (k)  ERISA.  Borrower has fulfilled its obligations under the
                 -----
minimum funding standards of ERISA with respect to each Plan and has not incurred any liability to the PBGC established under ERISA in connection with any Plan established or maintained by Borrower.

            (l)  Title To Assets.  Borrower has good and marketable title to
                 ---------------
its assets, including the Real Properties, subject to no Liens other than Permitted Exceptions and as disclosed on Borrower's financial statements heretofore provided to the Bank.

            (m)  Accuracy of Statements.  No information, exhibit, or report
                 ----------------------
furnished by Borrower to the Bank in connection with the negotiation of this Agreement contains any material misstatement of fact or omits to state any fact necessary to make the statements-contained therein not misleading.

            (n)  Permits and Approvals.  All appropriate permits and
                 ---------------------
approvals required by any governmental entity relating to the use, occupancy, and development of the Real Property have been obtained, and the use and occupancy of the Real Property is and will be in conformance with all applicable laws, regulations, ordinances, and codes.

            (o)  Securities Laws.  Borrower is in compliance with all
                 ---------------
applicable securities laws, and none of the transactions contemplated by the Loan Documents constitute or will constitute, a violation of any applicable securities law.

            (p)  Financial Statements.  All financial statements of the
                 --------------------
Borrower to be delivered by Borrower to Bank will be complete and correct and present fairly the financial condition of Borrower as of the date thereof; and will disclose all liabilities of Borrower that are required to be reflected or reserved against whether liquidated or unliquidated, fixed or contingent; and will have been prepared in accordance with generally accepted accounting principles consistently applied (or such other method of preparation approved by the Bank in writing). The Borrower hereby agrees that each time a financial statement is submitted by it to the Bank, the Borrower shall have deemed to represent and warrant to the Bank that such statement complies with all the above requirements.

            (q)  Specific Acknowledgements.  Borrower specifically
                 -------------------------
acknowledges that (i) all representations and warranties made and given by Borrower in the Loan Documents and the Unsecured Indemnities are true, accurate and correct, and, as applicable, apply to this Agreement (ii) by entering into the $35,000,000 Secured Loan, Bank required Borrower to execute a Deed of Trust which qualified as a Deed of Trust as defined herein, (iii) the $35,000,000 Secured Loan was a Debt as defined herein, and (iv) the Unsecured Environmental Indemnity has been amended to cover the real property and improvements affected by the Gilroy Deed of Trust. Bank acknowledges, by its execution of this Agreement, that the $35,000,000 Secured Loan has been repaid in full and, therefore, as of the date hereof, no longer constitutes a Debt, and that the deed of trust which secured the $35,000,000 Secured Loan has been previously reconveyed and, therefore, as of the date hereof, no longer is a Deed of Trust.

            (r)  Property.  Borrower lawfully possesses and holds fee simple
                 --------
title to all of the Real Properties, and each of the Deeds of Trust is a first and prior lien on that portion of the Real Properties which it encumbers. Borrower owns all of its personal property free and clear of any reservations of title and conditional sales contracts, and also of any security interests other than the Deeds of Trust and related UCC-1 financing statements, each of which constitute first and prior liens on such property. There are no financing statements affecting any personal property of Borrower on file in any public office except for financing statements in favor of Bank.

            (s)  Documents.  The copy of the Articles of Incorporation and
                 ---------
Bylaws of Borrower previously delivered to Bank in connection with the Prior Credit Agreement is a true, correct and complete copy thereof as currently in effect.

            (t) As of the date hereof, the outstanding principal balance of the Loan is Twenty Million Six Hundred Ninety-Three Thousand Dollars and no/100ths ($20,693,000). There exists against Bank no offset, defense or counterclaim with respect to amounts owing by

Borrower under or in respect of the Prior Agreement, or any other claim against Bank with respect to the Prior Credit Agreement

6.

                             COVENANTS OF BORROWER
                             ---------------------

1      Affirmative Covenants of Borrower Other Than Reporting Requirements.
       -------------------------------------------------------------------
Borrower covenants and agrees that, until the Note is paid in full and Advances are no longer available hereunder, unless the Bank shall otherwise consent in writing, Borrower shall and shall cause each Subsidiary, if any, to do all of the following:

            (a)  Payment of Liabilities.  Pay and perform its Liabilities
                 ----------------------
promptly and in accordance with normal terms, and pay and discharge all taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, might become Liens upon any properties of Borrower or of any Subsidiary; provided,
                                                                   --------
however, that Borrower and the Subsidiaries shall not be required to pay, except
- -------
as otherwise provided for herein or in any other Loan Document, any such tax, assessment, charge, levy, or claim during the period when it is being contested in good faith and by proper proceedings, and adequate reserves for the accrual of any of the same are maintained, if required by generally accepted accounting principles.

            (b)  Maintenance of Insurance.  Maintain insurance with insurance
                 ------------------------
companies acceptable to the Bank in such form and in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and or the relevant Subsidiary operates, including, without limitation:

                 (i)    property "all risk" insurance covering the Collateral;

                 (ii) commercial general liability insurance in favor of the Borrower (and naming the Bank as an additional insured) in an aggregate amount not less than $5,000,000 (or such greater amount as may be specified by the Bank from time to time) combined single limit; and

                 (iii) such other insurance as may be required by applicable laws (including comprehensive form boiler and machinery insurance, if applicable, rental loss insurance and business interruption insurance). Any policy of property insurance required by clause (i) above shall be in an amount not less than the full replacement cost of the Real Property covered by such policy, shall contain a "full replacement cost" endorsement, shall insure against flood loss risk if the Real Property is located in a Flood Hazard Area, and shall name the Bank as "loss payee" pursuant to form BFU438 or other form approved by the Bank. Each policy of commercial general liability insurance required by this Section shall cover personal injury, property damage, owner/contractor protective and blanket contractual liability, with x, c and u exclusions deleted, and such insurance shall be primary and non-contributing with any other insurance available to the Bank. All insurance policies shall be in form and substance and issued by insurers reasonably satisfactory to the Bank, and shall contain such deductibles and such endorsements as the Bank may reasonably require. Upon request by the Bank from time to time, the Borrower shall deliver to the Bank originals or copies of all such insurance policies and certificates evidencing such policies.

            (c)  Preservation of Corporate Existence and Rights.  Preserve and
                 ----------------------------------------------
maintain its corporate existence, rights, franchises and privileges in its jurisdictions of incorporation, and qualify and remain qualified as a corporation in each jurisdiction in which such qualification is necessary in view of its business and operations and the ownership of its properties.

            (d)  Compliance with Laws.  Comply with the requirements of all
                 --------------------
applicable laws, rules, regulations, ordinances, and orders of any governmental authority (including, without limitation, all federal, state, local, and foreign environmental protection laws, rules, and regulations), noncompliance with which might adversely affect its business, credit, or financial condition, and comply with all provisions of its Articles of Incorporation and Bylaws, including, without limitation, all applicable restrictions placed by such Articles or Bylaws upon Borrower's ability to borrow or otherwise incur indebtedness.

            (e)  Maintenance of Properties, Etc.  Maintain and preserve all of
                 ------------------------------
its properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

            (f)  Maintenance of Licenses.  Maintain and keep in effect
                 -----------------------
licensing, know-how, and similar agreements necessary in the proper conduct of its business.

            (g)  Keeping of Records and Books of Account.  Maintain records and
                 ---------------------------------------
books of account in accordance with generally accepted accounting principles on a basis consistently applied; and, at the request of the Bank, furnish copies of the same to the Bank at no expense to the Bank, as the Bank may reasonably request.

            (h)  Inspection Rights.  Upon reasonable notice, at any reasonable
                 -----------------
time and from time to time, permit the Bank, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and (at the Bank's expense) visit its properties to discuss the affairs, finances and accounts of, Borrower and/or the Subsidiaries with any of its officers or directors.

            (i)  Financial Covenants.  Maintain Borrower's financial condition,
                 -------------------
calculated quarterly (on a consolidated basis, where applicable), at all times in compliance with the following provisions:

                 (i) For the period commencing on September 30, 1992 to and including December 30, 1993:

                        (A) Borrower's ratio of total Liabilities to Net Worth shall at no time be greater than 2.0 to 1.0.

                        (B) Borrower's Collateral Debt Service Coverage, projected by Bank as of the end of each fiscal quarter of Borrower for the succeeding twelve-month period, shall at no time be less than 1.3 to 1.0.

                        (C) The sum of the outstanding Advances plus the Santee Senior Debt shall at no time exceed seventy percent (70%) of the value of the Collateral as appraised by Bank as may be reappraised by Bank at Borrower's expense after the Closing Date as provided under Section 4.3(g) above.

                 (ii) For the period commencing on December 31, 1993 to and including the Closing Date;

                        (A) Borrower's ratio of total Liabilities to Net Worth shall at no time be greater than 1.25 to 1.0.

                        (B) Borrower's Collateral Debt Service Coverage, projected by the Bank as of the end of each fiscal quarter of Borrower for the succeeding twelve-month period, shall at no time be less than 1.35 to 1.0.

                        (C) Borrower's outstanding Advances shall at no time exceed sixty percent (60%) of the "as-is" market value of the Real Properties as appraised (or, if applicable, reappraised) by Bank in accordance with the terms hereof.

                        (D) If the Loan-to-Value Ratio at any time exceeds sixty percent (60%) or the Collateral Debt Service Coverage at any time falls below 1.35 to 1.0, in each case as determined by Bank, Borrower shall (i) make a principal reduction of the Loan, or (ii) provide additional collateral acceptable to Bank in its sole discretion, in an amount or of sufficient value such that the Loan-to-Value Ratio is reduced to an amount which is sixty percent (60%) or less and the Collateral Debt Service Coverage is not less than 1. 35 to
1.0 within thirty (30) days following its receipt of notice of the same from Bank, or the same shall constitute an Event of Default. Borrower shall not be entitled to any Advance under the Loan during any period in which the Loan-to-Value Ratio is in excess of sixty percent (60%) or the Collateral Debt Service Coverage is less than 1.35 to 1.0.

                 (iii) Commencing with the Closing Date and continuing thereafter:

                        (A) Borrower's ratio of total Liabilities to Net Worth shall at no time be greater than 1.25 to 1.0.

                        (B) Borrower's Collateral Debt Service Coverage, projected by Bank as of the end of each fiscal quarter of Borrower for the succeeding twelve-month period, shall at no time be less than 1.35 to 1.0.

                        (C) Borrower's outstanding Advances shall at no time exceed sixty-five percent (65%) of the "as-is" market value of the Real Properties as appraised (or, if applicable, reappraised) by Bank in accordance with the terms hereof. (Borrower's compliance with the financial condition covenants contained in this subparagraph (iii)(C) shall be calculated on a daily basis.)

                        (D) If, the Loan-to-Value Ratio at any time exceeds sixty-five percent (65%) as determined by Bank, Borrower shall, within thirty
(30) days after receipt of written notice from Bank thereof, do any one or more of the following: (i) reduce the outstanding principal balance of the Loan to an amount which restores the Loan-to-Value Ratio to sixty-five percent (65%) or less; (ii) deliver to Bank an irrevocable letter of credit issued by a financial institution in a form and on terms acceptable to Bank, in Bank's sole discretion, with a stated amount which, when subtracted from the outstanding principal balance of the Loan, restores the Loan-to-Value Ratio to sixty-five percent (65%) or less; (iii) deposit with and grant a perfected first lien security interest to Bank cash in an amount which, when subtracted from the outstanding principal balance of the Loan, restores the Loan-to-Value Ratio to sixty-five percent (65%) or less; or (iv) grant to Bank a first priority lien on other real property owned by Borrower, which real property is subject to the approval of the Bank, at the Bank's sole discretion, and meets the customary real property secured underwriting requirements of Bank then in effect and which has an "as is" value, based upon an appraisal commissioned and approved by Bank at Borrower's sole cost and expense which, when added to the aggregate "as is" value of the Real Properties, restores the Loan-to-Value Ratio to sixty-five percent (65%) or less. With respect to the Real Properties which currently secure the obligations of Borrower under this Agreement, the current "as is" values are those set forth in the January and February 1995 evaluations for those properties approved by Bank. Bank reserves the right to obtain updated appraisals, evaluations and/or validations of "as is" values on one or more of the Real Properties once annually until the Initial Maturity Date at the sole cost and expense of Borrower.

            (j)  Proceeds of Sale; Section 1031 Agreements.  Subject to the
                 -----------------------------------------
terms of any applicable Deed of Trust, cause the net proceeds of each sale of Real Property, to the extent not used by Borrower on the date of such sale to pay all or any portion of the purchase price of other Real Property, concurrently with the consummation of such sale (if not prohibited or otherwise restricted by a Loan Document), to be (i) paid over to the Bank for application to payment of the Obligations, or (ii) if the disposition of such Real Property is intended to be part of a tax-free exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, held by a qualified intermediary (or "accommodator") pursuant to the applicable agreement relating to the designation by Borrower of the real property to be received in exchange for such Real Property (each such agreement, a "Section 1031 Agreement"); provided, however,
                                                            --------  -------
that (A) if the intended exchange is not consummated within the period required for treatment as a tax-free exchange under Section 1031, the Bank shall have the right to apply the amounts held pursuant to such Section 1031 Agreement to payment of the obligations, and is hereby irrevocably appointed Borrower's attorney-in-fact, with full power of substitution, for the purpose of executing all such documents, and taking all such action, as may be necessary to effect receipt of the amounts so held, and to apply such amounts to payment of the Obligations; and (B) Borrower shall execute and deliver to the Person serving as accommodator pursuant to any such
Section 1031 Agreement, at the time such Section 1031 Agreement is executed and delivered, a notice of the Bank's security interest, in substantially the form of Exhibit E-1. Borrower hereby grants to the Bank, as security for the
   -----------
Obligations, a security interest in all of its right, title, and interest in, to, and under each and every Section 1031 Agreement, (including, without limitation, Borrower's interest in any and all amounts held pursuant thereto, all deposit accounts into which any such amounts are deposited, accounts receivable, chattel paper, general intangibles, securities, and instruments), and all proceeds of the foregoing, and shall execute and deliver such UCC-1 Financing Statements in favor of the Bank as the Bank may require which shall contain a description of the collateral in which such security interest has been granted to the Bank, in the form of Exhibit E. Borrower shall deliver to the
                                    ---------
Bank all originals of any such Section 1031 Agreement at any time in Borrower's possession. Upon the occurrence and during the continuation of any Event of Default, the Bank shall have, in addition to the rights described above, all the rights of a secured party under Division 9 of the California Uniform Commercial Code in respect of the Section 1031 Agreements and the proceeds thereof.

            (k)  Additional Covenants Regarding Loan Documents.  Obtain or
                 ---------------------------------------------
cause to be obtained any consent or approval of any Person that may be required for the execution, delivery or performance of the Loan Documents.

            (l)  Further Assurances.  Upon the reasonable request of the Bank,
                 ------------------
do, execute, acknowledge, deliver, or file, or cause to be done, executed, acknowledged, and delivered, or filed, all such further instruments, acts, deeds, information, documents, financing statements, and assurances as may be required by the Bank for the purpose of carrying out the provisions and intent of this Agreement.

            (m)  Estoppels.  Upon Bank's request, from time to time, Borrower
                 ---------
will use its best efforts to provide updated estoppel certificates and subordination, nondisturbance and attornment agreements in form and substance acceptable to Bank from such tenants of the Real Properties, as Bank may reasonably request, who are obligated under the express terms of their leases to provide such estoppels and subordinations. Bank may condition the availability of Advances on its receipt of such acceptable estoppels and subordinations.

            (n)  Santee Senior Debt Reduction.  Within forty-five (45) days
                 ----------------------------
after the Prior Credit Agreement Closing Date, Borrower shall have repaid all outstanding loans secured by a second priority deed of trust encumbering the Santee Village Square Property, as defined in Exhibit F. Such payment shall
                                              ---------
have the result, within that period, of reducing the aggregate amount of the Santee Senior Debt to no more than $1,500,000. 00 and the Bank's Deed of Trust on the Santee Village Square Property is at least a second priority. Also within such period,

Borrower shall deliver to Bank a beneficiary's statement from the holder of the first priority deed of trust on the Santee Village Square Property confirming that the amount of the Santee Senior Debt is less than $1,500,000. 00 and shall cause the Title Company to deliver to Bank an endorsement to Bank's policy of Title Insurance, confirming the reconveyance of such second priority deed of trust.

            (o)  Notice to Bank.  Borrower shall give Bank prior written notice
                 --------------
of any change in : (i) the location of Borrower's place of business or its chief executive office if it has more than one place of business; (ii) the location of any of the personal property constituting a portion of the Collateral, (iii) the location of any books and records pertaining to any and all of the Real Properties, computer-readable memory and any computer hardware or software necessary to access and process such memory (collectively, "Books and Records"); and (iv) Borrower's name or business structure. Unless otherwise approved by Bank in writing, all personal property (other than the Books and Records) will be located on the Real Properties to which they are related and all Books and Records will be located at Borrower's place of business or chief executive office if Borrower has more than one place of business.

            (p)  Application of Stock and Debt Proceeds.  Prior to the Closing
                 --------------------------------------
Date, all proceeds of any offering of stock or any other ownership equity interest in Borrower (other than proceeds derived from optional cash purchases of stock from dividend reinvestments by registered shareholders of Borrower pursuant to Borrower's existing dividend reinvestment purchase plan) and all proceeds of any Debt incurred by Borrower shall be applied first, in reduction
                                                           -----
of Borrower's obligations under the $35,000,000 Secured Loan, until paid in full, and then, in reduction of Borrower's obligations under the Loan and the
          ----
Unsecured Loan, in any order Borrower shall elect, until paid in full, prior to any other use or application of such proceeds. From and after the Closing Date, all proceeds of any offering of stock or any other ownership equity interest in Borrower (other than proceeds derived from optional cash purchases of stock from dividend reinvestments by registered shareholders of Borrower pursuant to Borrower's existing dividend reinvestment purchase plan) and all proceeds of any debt incurred by Borrower shall be applied first, in reduction of Borrower's
                                           -----
obligations under the Unsecured Loan, and then, in reduction of Borrower's
                                          ----
obligations under the Loan, until paid in full, prior to any other use or application of such proceeds.

2      Negative Covenants of the Borrower.  Until the Note shall have been
       ----------------------------------
paid in full and Advances are no longer available hereunder, without the prior written consent of the Bank which shall not be unreasonably withheld, Borrower shall not, and shall not cause or permit any Subsidiary to:

            (a)  Liens, Etc.  Create, incur, assume or suffer to exist any Lien
                 ----------
(including, without limitation, the Lien or retained security title of a conditional vendor) of any nature, upon or with respect to any of its properties, or assign or otherwise convey any right to receive income, except for the following (the "Permitted Exceptions"):

                 (i) Liens existing on October 19, 1992, and reflected in the financial statements referred to in Section 5.1(f) and Title Policy applicable
                                    --------------
to the Deeds of Trust (it being acknowledged by Borrower that Bank has relied upon such financial statements and Title Policy in entering into this Agreement);

                 (ii) Liens for taxes, assessments, or governmental charges or levies on property not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Borrower in accordance with generally accepted accounting principles;

                 (iii) Liens arising in connection with workmen's compensation, unemployment insurance, and other social security legislation;

                 (iv) On real property not covered by Deeds of Trust, Liens consisting of easements, rights of way, restrictions, or other similar encumbrances incurred in the ordinary course of business not interfering with the ordinary conduct of business of Borrower or any Subsidiary and that do not materially impair the value of the property subject thereto;

                 (v) Liens on property acquired by Borrower or the relevant Subsidiary, as the case may be, in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition of such property, provided that no such
                                                       --------
Lien shall cover any property other than the property being acquired;

                 (vi) Liens, junior to any Deed of Trust, securing borrowings effected to refinance loans described in the foregoing clause (v), covering only the property originally subject to a Lien securing such loan, and in an amount no greater than the principal amount being refinanced;

                 (vii)  Liens securing obligations owed to Bank; and

                 (viii) Liens to refinance existing properties, the result of which would not cause a default under any other provision of this Agreement or other Loan Documents.

            (b)  Unsecured Liabilities.  Create, incur, assume or suffer to
                 ---------------------
exist any Liabilities (other than Debt secured by a Lien constituting a Permitted Exception) other than Liabilities:

                 (i)    to the Bank;

                 (ii) existing on the date hereof and reported on the financial statements referred to in Section 5.1(f);
                                    --------------

                 (iii)  for deferred taxes;

                 (iv) incurred in the ordinary and normal course of Borrower's or such Subsidiary's business, as the case may be; (for example, trade debt); or

                 (v) that are unsecured Debt for borrowed money incurred pursuant to an issuance of debt instruments of Borrower on terms and conditions, and at rates of interest, established in an arms-length transaction, provided
                                                                     --------
that (A) the incurring of such Debt does not violate the provisions of Borrower's or any Subsidiary's articles of incorporation or bylaws, (B) immediately prior to the incurring thereof, and after giving effect thereto, there shall not otherwise exist any Event of Default or event that, with the giving of notice or lapse of time or both, would constitute an Event of Default,
(C) concurrently with the closing of the borrowing transaction, to the extent of the Obligations then outstanding, the net proceeds of such issuance of Debt are paid over to the Bank to be applied to payment of the outstanding Advances, together with interest accrued thereon, and the other Obligations then outstanding, and (D) are publicly issued debentures which mature subsequent to the Maturity Date of the Loan.

            (c)  Assumptions, Guaranties, Etc. of Indebtedness of Other Persons.
                 --------------------------------------------------------------
Assume, guarantee, endorse, or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds to or otherwise invest in a debtor or otherwise to assure a creditor against loss) in connection with any obligation or indebtedness of any other Person, except for (i) endorsement of negotiable instruments for deposit or collection in the ordinary course of business; and (ii) guaranties in favor of the Bank.

            (d)  Mergers, Etc.  Merge with (whether or not borrower or the
                 ------------
relevant Subsidiary is the surviving Person) or consolidate with or into, any other Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired in the ordinary course of business), or permit or cause any Subsidiary to do any of the foregoing, except that Persons acquired by Borrower with the proceeds of Advances in accordance with the provisions of this Agreement may be merged or consolidated with each other and or into Borrower or liquidated into Borrower, provided that such
                                                        --------
actions do not materially adversely affect Borrower's ability to fulfill its obligations under the Loan Documents.

            (e)  Investments in Other Persons.  Make or suffer to exist any
                 ----------------------------
loan or advance to any Person, or purchase or otherwise acquire the capital stock, assets, or obligations of or any interest in, any Person other than in the ordinary and normal course of its business as presently conducted or with the proceeds of an Advance approved in accordance with Section 2.1, except for
                                                       -----------
(i) bank time deposits or certificates of deposits from the Bank or other financial institutions having a combined capital and surplus in excess of $100,000,000, (ii) open market commercial paper maturing within 270 days after the date of issuance thereof having a rating equal to at least the third highest rating of either Standard & Poors Corporation or Moody's Investment Services, Inc. , or any successor thereof, (iii) obligations issued by the U. S. Government or any agency thereof maturing within one year of the date of purchase thereof, or (iv) short-term obligations guaranteed by the U.S. Government or any agency thereof. Notwithstanding anything to the contrary contained in this Section 6.2(e), from and after the
                                           --------------
Closing Date Borrower may acquire capital stock or other equity interest in any Person or Persons provided that the aggregate amount paid by Borrower to acquire such capital stock or other equity interest does not exceed, at any point in time, $750,000.00.

            (f)  Dividends.  With respect to Borrower, declare or pay any
                 ---------
dividends, or purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding, or return any capital to its shareholders as such, or make any distribution of assets to its shareholders as such, or issue any additional shares of capital, except as provided below:

                 (i) For the period commencing on the Prior Credit Agreement Closing Date to and including October 21, 1993, provided that no Event of Default shall have occurred and be continuing as of the date of declaration or payment or would exist after giving effect thereto and that Borrower is in compliance with all financial covenants set forth in this Agreement, Borrower may pay, as dividends, an amount not in excess of (A) for the first fiscal quarter of Borrower's fiscal year, one hundred twenty percent (120%) of the sum of Borrower's net income plus Borrower's depreciation and other non-cash amortization items for such quarter, as reported in Borrower's report on Form 10-Q prepared as at the end of such quarter and filed with the Securities and Exchange Commission; and (B) for each subsequent fiscal quarter of Borrower's fiscal year, that amount which, when aggregated with the dividends paid by Borrower for each of the preceding fiscal quarters of Borrower for that fiscal year, does not exceed one hundred twenty percent (120%) of the sum of Borrower's aggregate net income plus Borrower's aggregate depreciation and other non-cash amortization items for the portion of Borrower's fiscal year ending on the last day of such quarter, as reflected in Borrower's financial statements included in Borrower's report on Form 10-Q and/or Form 10-K, as applicable, filed with the Securities and Exchange Commission. Notwithstanding the above, Bank acknowledges that for the quarter ended September 30, 1992, such dividends were one hundred twenty-seven percent (127%) of such sum, and that such dividends, for that quarter only, do not violate the requirements of this Agreement.

                 (ii) For the period commencing on October 22, 1993, to, but excluding the Closing Date, provided that no Event of Default shall have occurred and be continuing as of the date of declaration or payment or would exist after giving effect thereto and that Borrower is in compliance with all financial covenants set forth in this Agreement, Borrower may declare and pay, as cash dividends, an amount not in excess of (A) for the first fiscal quarter of Borrower's fiscal year, one hundred percent (100%) of Projected Cash Flow for such quarter, which dividend amount is set forth on Exhibit G attached hereto
                                                    ---------
and incorporated herein; and (B) for each subsequent fiscal quarter of Borrower's fiscal year (including the last quarter of fiscal 1994), that amount which, when aggregated with the dividends declared and/or paid by Borrower for each of the preceding fiscal quarters of Borrower for that fiscal year, does not exceed one hundred percent (100%) of Borrower's aggregate Projected Cash Flow for the portion of Borrower's fiscal year ending on the last day of the quarter in which any such dividend is declared, which dividend amount is set forth on Exhibit G attached hereto and incorporated herein; provided, however,
- ---------                                          --------  -------

Borrower covenants and agrees that (y) so long as any obligation of Borrower related to the $35,000,000 Secured Loan is outstanding, Borrower will not in any circumstance declare or pay any dividend (in cash or other consideration, except as permitted herein) of greater than $1. 40 per share per annum, on an annualized basis, and (z) under no circumstance whatsoever shall any dividend declared or paid at any time (1) exceed one hundred ten percent (110%) of Actual Cash Flow for the quarter in which such dividend is declared paid, or (2) when aggregated with the dividends declared by Borrower for each of the preceding fiscal quarters of Borrower for that fiscal year, exceed one hundred ten percent (110%) of Borrower's Actual Cash Flow for the portion of Borrower's fiscal year ending on the last day of the fiscal quarter in which such dividend is declared.

                 (iii) For the period commencing on the Closing Date and continuing thereafter, provided that no Event of Default shall have occurred and be continuing as of the date of declaration or payment or would exist after giving effect thereto and that Borrower is in compliance with all financial covenants set forth in this Agreement, Borrower may declare and pay, as cash dividends, an amount not in excess of, for any fiscal period of Borrower, one hundred ten percent (110%) of Actual Cash Flow for the period in which such dividend is declared or paid.

                 (iv) Borrower may issue shares of its capital stock, or cause stock splits to occur, as part of any transaction that would not otherwise cause the occurrence of an Event of Default or event that, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

            (g)  Change in Nature of Business.  Make any material change in the
                 ----------------------------
nature of its business.

            (h)  Fiscal Year.  Change from December 31 the date on which it ends
                 -----------
its fiscal year or change its accounting principles and practices from those presently in effect, except as may be required under generally accepted accounting principles.

            (i)  Use of Loan Proceeds.  Use the proceeds of any Advance to
                 --------------------
finance the payment of all or any portion of any dividend or other distribution on or in respect of Borrower's capital stock, or for any other purpose other than the purpose identified in the request for such Advance delivered to the Bank pursuant to this Agreement.

3      Reporting Requirements.  Until the Note shall have been paid in full
       ----------------------
and Advances are no longer available hereunder, Borrower shall, unless the Bank shall otherwise consent in writing, furnish to the Bank:

            (a)  Event of Default.  As soon as possible but in any event within
                 ----------------
five (5) days after knowledge of the occurrence of each Event of Default or each event that, with the giving of notice or lapse of time or both, would constitute an Event of Default: (i) notice of each such Event of Default or event continuing on the date of such statement, and (ii) the statement of the chief financial officer of Borrower setting forth details of such Event of Default or event and the action Borrower proposes to take with respect thereto;

            (b)  Material Event.  As soon as possible but in any event within
                 --------------
five (5) days following the occurrence thereof, the statement of the chief financial officer of Borrower setting forth the details of any action, event or condition of any nature of which Borrower has knowledge that may reasonably be expected to have a material adverse effect upon the business, assets, or financial condition of Borrower or any Subsidiary and the action Borrower proposes to take with respect thereto;

            (c)  Annual Financial Information.  Within ninety (90) days after
                 ----------------------------
the end to each fiscal year to Borrower, annual reports of the Borrower, balance sheets and financial statements of the Borrower as of the end of such fiscal year, the related statements of income and operations and changes in cash flow and/or shareholders, equity for such year, all prepared in accordance with generally accepted accounting principles, consistently applied (except as to changes to which an independent accountant concurs), and audited and certified by Deloitte & Touche (or other independent public accountants selected by Borrower and satisfactory to the Bank), such certification not being limited or qualified because of restricted or limited examination by such accountant of any material portion of the Borrower's records; and within said 90 day period, a copy of Borrower's report on Form 10-K filed with the Securities and Exchange Commission;

            (d)  Quarterly Financial Information.  Within forty-five (45) days
                 -------------------------------
after the end of each fiscal quarter of Borrower, a copy of Borrower's report on Form 10-Q filed with the Securities and Exchange Commission, including interim balance sheets and financial statements, prepared in accordance with generally accepted accounting principles, consistently applied;

            (e)  Rent Rolls and Operating Statements.
                 -----------------------------------

                 (i) For the period commencing on the Prior Credit Agreement Closing Date to and including October 31, 1993, within thirty (30) days after the end of each month, unaudited rent rolls and monthly operating income statements of the Real Properties as of the end of such month;

                 (ii) For the period commencing on November 1, 1993 and continuing thereafter, within forty-five (45) days after the end of each fiscal quarter of Borrower, unaudited rent rolls for the Real Properties and monthly operating income statements on a consolidated basis in the form of the attached Exhibit H for the previous such quarter covering all real property interests of
- ---------
Borrower;

            (f)  Compliance Certificate.  Within forty-five (45) days after the
                 ----------------------
end of each calendar quarter, commencing with the calendar quarter ending September 30, 1992, a certificate, substantially in the form of the attached Exhibit C, certifying that Borrower is in full compliance
- ---------
with all covenants herein, and including an updated schedule of all real property interests of Borrower;

            (g)  Actions.  Immediately, but no later than five (5) days after
                 -------
knowledge of the commencement thereof, notice in writing of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower or any Subsidiary, or any of their respective properties, directly or contingently, which, if determined adversely, would have a material adverse effect on the financial condition, properties or operations of Borrower or any Subsidiary, on a consolidated basis or separately;

            (h)  Amendments.  Immediately after the effective date thereof,
                 ----------
copies of all amendments to the Articles of Incorporation or Bylaws of Borrower;

            (i)  Intended Transaction.  No later than ten (10) Business Days
                 --------------------
prior to the consummation of any intended sale or acquisition by Borrower of any interest in Real Property, notice of such intended transaction;

            (j)  Insurance.  No later than five (5) Business Days after the
                 ---------
Bank's request therefor, copies of such insurance policies maintained by Borrower or of certificates of insurance related thereto, whichever the Bank may request;

            (k)  ERISA.  If and when Borrower gives or is required to give
                 -----
notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, Borrower will deliver to Bank a copy of the notice of such reportable event given or required to be given to the PBGC;

            (l)  Other.  Such other information respecting the business,
                 -----
properties, or condition or operations, financial or otherwise, of Borrower or any Subsidiary, as the Bank may from time to time reasonably request; and

            (m)  Cash Flow Projections.  Prior to the Closing Date, not later
                 ---------------------
than February 14 and August 14 of each calendar year, commencing February 14, 1993 and ending February 14, 1995, semi-annual cash flow projections for all real properties owned by Borrower, for the semi-annual periods starting on the preceding January 1 and July 1, respectively, of each such calendar year. From and after the Closing Date, not later than February 14 and August 14 of each calendar year, commencing August 14, 1995, semi-annual cash flow statements at the entity level of Borrower, for all real properties owned by Borrower, on a property by property basis, which compare cash flow projections to actual cash flow for the semi-annual periods ending on the preceding January 1 and July 1, respectively, of each such calendar year and, not later than March 31 of each calendar year, commencing March 31, 1995, cash flow projections for the two year period starting on the preceding January 1 of each such calendar year.

7.

                        EVENTS OF DEFAULT AND REMEDIES
                        ------------------------------

1      Events of Default.  The occurrence of any of the following events shall
       -----------------
be an "Event of Default" (whatever the reason for such Event of Default and whether such Event of Default shall be voluntary or effected by operation of law or pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body):

            (a) Failure to pay in full the amount of any principal of the Note, or failure to pay in full any installment of interest on the Note, when any such payment or installment shall become due, and, in any such case, such failure shall remain unremedied for fifteen (15) days; or

            (b) The sum of outstanding Advances plus the Santee Senior Debt shall at any time exceed seventy percent (70%) (for the period commencing on September 30, 1992 and ending on December 30, 1993), sixty percent (60%) (for the period commencing on December 31, 1993 and ending on the Closing Date), or sixty-five percent (65%) (for the period commencing with the Closing Date), as applicable, of the "as-is" market value of the Collateral as appraised by Bank and within thirty (30) days after written notice to Borrower thereof by Bank, Borrower shall have failed to reduce the outstanding Advances or granted to Bank a security interest in additional Collateral satisfactory to Bank such that the sum of outstanding Advances plus the Santee Senior Debt shall not exceed seventy percent (70%) (for the period commencing on September 30, 1992 and ending on December 30, 1993), sixty percent (60%) (for the period commencing on December 31, 1993 and ending on March 30, 1995), or sixty-five percent (65%) (for the period commencing on March 31, 1995), as applicable, of the "as-is" market value of the Collateral as appraised by Bank; or

            (c)  Collateral Debt Service Coverage shall at any time be less than
1.30 to 1.0 (for the period commencing on September 30, 1992 and ending on December 30, 1993) or 1.35 to 1.0 (for the period commencing on December 31,
1993), as applicable, and, within thirty (30) days after written notice to Borrower thereof by the Bank, Borrower shall have failed to pay down an amount in respect of the outstanding Advances or pledged additional Real Property such that Collateral Debt Service Coverage shall equal or exceed 1.30 to 1.0 (for the period commencing on September 30, 1992 and ending on December 30, 1993) or 1.35 to 1.0 (for the period commencing on December 31, 1993), as applicable; or

            (d) Any representation or warranty made in any of the Loan Documents or in any certificate, agreement, instrument, or statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect in any material respect when made or Borrower shall fail to perform or observe any term, covenant, or agreement of
Section 6.2; or
- -----------

            (e) Borrower shall fail to perform or observe any other term, covenant, or agreement contained in any of the Loan Documents and such failure, if capable of remedy, shall remain unremedied for a period of thirty (30) days following the earlier of (i) Borrower's knowledge thereof and (ii) the giving of notice thereof to Borrower by the Bank; or

            (f) (i) Borrower shall fail to pay any non-contested Debt (other than as evidenced by the Note) owing directly or indirectly by it to Bank (including, without limitation, the Unsecured Loan, the $35,000,000 Secured Loan, and the Puente Hills Loan) or any other creditor, or any interest or premium thereon, when due, whether such Debt shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise; or
(ii) any "Event of Default" (as defined for purposes of any such debt) or event that, with the giving of notice or lapse of time, or both, would constitute such an Event of Default, shall occur under any agreement or instrument evidencing or securing or relating to any Debt owed by Borrower to Bank, (including, without limitation, the Unsecured Loan, the $35,000,000 Secured Loan, so long as outstanding, and the Puente Hills Loan); or (iii) any "Event of Default" (as defined for purposes of such debt) or event that, with the giving of notice or lapse of time, or both, would constitute such an Event of Default, shall occur under any agreement or instrument evidencing or securing or relating to any Debt owed by Borrower to any other creditor, and such Event of Default or event remains unremedied for a period of thirty (30) days, notwithstanding any grace period under any such other agreement or instrument; or

            (g) Any of the Loan Documents, at any time after execution and delivery and for any reason, shall cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower, or Borrower shall deny that any or further liability or obligation exists under any of the Loan Documents; or

            (h) A decree or order for relief shall be entered by a court having jurisdiction in respect of Borrower in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, or other similar law; or a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official shall be appointed for Borrower or for any substantial part of its properties; or the winding-up or liquidation of Borrower's affairs shall be ordered; and any such decree, order, or appointment shall continue unstayed and in effect for a period of thirty (30) consecutive days; or

            (i) Borrower shall commence a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official), of or for Borrower or any substantial part of its properties, or Borrower shall make any assignment for the benefit of creditors, or Borrower shall fail generally to pay its debts as such debts become due, or Borrower or its shareholders shall take corporate action in furtherance of any of the foregoing; or

            (j) There shall occur any material adverse change in the financial condition of Borrower; or

            (k) A final judgment or judgments for the payment of money in excess of $100,000 in the aggregate shall have been rendered against Borrower or any Subsidiary, and the same shall have remained unsatisfied and in effect, without stay of execution, for any period of sixty (60) days; or

            (l) Borrower shall fail to pay when due any amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by Borrower, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

            (m) An Event of Default under the $35,000,000 Secured Loan, the Puente Hills Loan, and/or the Unsecured Loan shall have occurred.

2      Remedies Upon Default.  Upon the occurrence of and during the continuance
       ---------------------
of any Event of Default, unless the Event of Default shall have been waived in writing to the extent permitted herein:

            (a) All commitments to make Advances shall terminate without notice to or demand upon Borrower, each of which is expressly waived by Borrower;

            (b)  Upon the occurrence of an Event of Default described in Section
                                                                         -------
7.1(h) or Section 7.1(i), the unpaid principal of the Note, all accrued
- ------    --------------
interest thereon, and all other amounts payable under this Agreement or the Loan Documents shall become and be forthwith due and payable, without protest, presentment, demand or notice of any kind to Borrower, all of which are expressly waived by Borrower;

            (c) Upon the occurrence of any Event of Default other than an Event of Default described in Section 7.1(h) or Section 7.1(i), the Bank may declare
                        --------------    --------------
the entire unpaid principal of the Note, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement or the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, demand or further notice of any kind, all of which are expressly waived by Borrower;

            (d) Upon acceleration, the Bank, without notice to or demand upon Borrower, each of which is expressly waived by Borrower to the extent permitted by law, may proceed to perfect, exercise, and enforce its rights and remedies under the Loan Documents (including without limitation the Deeds of Trust and any security agreements) and such other rights and remedies as are provided by law or equity;

            (e) The Bank may determine in its sole discretion the order and manner in which the Bank's rights and remedies are to be exercised, and all payments received by the Bank shall be applied first, to the costs and expenses (including attorneys' fees and disbursements) of the Bank; second, to the payment of other fees or charges payable under the Loan Documents; third, to the payment of accrued and unpaid interest on the Note to and including the date of such application; fourth, to the payment of the unpaid principal of the Note; and fifth, to the payment of all other amounts then owing to the Bank under the Loan Documents. No such application of the payments shall cure any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies upon default.

8.

                                 MISCELLANEOUS
                                 -------------

1      No Waiver; Cumulative Remedies.  No failure or delay on the part of the
       ------------------------------
Bank or of any other holder of the Note in exercising any right, power, or remedy hereunder or under the Note or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder or under the Note or any other Loan Document. The remedies herein, in the Note and in the Loan Documents are cumulative and not exclusive of any remedies provided by law or otherwise available to the Bank.

2      Amendments, Etc.  No amendment, modification, termination, or waiver of
       ---------------
any provision of this Agreement or of the Note or any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

3           Addresses for Notices, Etc.
            --------------------------

            (a) Except as otherwise expressly provided herein, all notices, requests, demands, directions and other communications provided for hereunder, under the Note or under any other Loan Document, or otherwise desired to be communicated in connection with the transactions contemplated hereby, shall be in writing and mailed or delivered to the applicable party at the address for such party indicated below:

          If to Borrower:

          Burnham Pacific Properties, Inc.
          610 West Ash Street, Suite 1600
          San Diego, California 92101-3212
          Attn:  Mr. Jeffrey R. Fisher

          If to Bank:

          Bank of America N.T. & S.A.
          CRESG Orange County #1778
          555 Anton Boulevard, 11th Floor
          Costa Mesa, California 92626
          Attn:  Ms. Cynthia K. Hamilton

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.3. All such notices, requests, demands, directions and other communications shall, when mailed, be effective two (2) Business Days after being deposited in the mails, addressed as aforesaid. Any notice received by the Bank under the Loan Documents, including (but not limited to) any notice under Sections 2.4, may be conclusively relied upon by the Bank as having been
      ------------
duly authorized and containing the signatures of corporate officers, duly authorized to execute and deliver any such notice to effectuate the matters or actions set forth therein.

            (b)  Any telecopied written notice given by Borrower under Section
                                                                       -------
2.4 shall be irrevocable. Each such telecopied written notice must be made by
- ---
two or more duly authorized officers of Borrower (such authorization to be certified to the Bank by Borrower in substantially the form of Exhibit B), and
                                                               ---------
the Bank shall be entitled to rely upon a request by any such persons purporting to be such an officer. It is understood that permitting telecopied written requests is solely for the convenience and at the request of Borrower, and in no event shall the Bank be held liable in any way for its having acted on telecopied written instructions from any such authorized officer (or a person believed by the Bank in good faith to be one of such officers). Borrower shall indemnify and hold harmless the Bank from any liability or obligation arising out of such telecopied written notice, and the risk any incorrect interpretation of the telecopied written notice shall be borne by Borrower.

4      Costs, Expenses and Taxes.  The Borrower agrees to pay on demand all
       -------------------------
costs and expenses of the Bank in connection with the preparation, execution, delivery and administration of this Agreement, the Note, the Deeds of Trust, and the other Loan Documents, including, without limitation, the fees and out-of-pocket expenses of legal counsel (including in-house counsel), independent public accountants, appraisers, environmental consultants, and other experts employed or retained by the Bank in connection with the administration of this Agreement and the Note, and all costs and expenses, if any, in connection with the enforcement of this Agreement, the Note, and the other Loan Documents, including, without limitation, all attorneys' fees and costs incurred in connection with any bankruptcy, insolvency, liquidation, or other debtor-relief proceeding of or relating to Borrower. The Borrower shall pay any and all documentary and other taxes (other than income or gross receipts taxes generally applicable to banks) and fees or charges payable or determined to be payable in connection with the execution, delivery, filing, or recording of the Loan Documents or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and all title insurance premiums and expenses and shall reimburse, hold harmless, and indemnify the Bank, and each holder of the Note, for, from, and against any and all loss, liability, or legal or other expense with respect to or resulting from any delay in paying or failing to pay any tax, fee, or charge, or that any of them may suffer or incur by reason of the failure of the Borrower to perform any of its obligations under the Loan Documents. The covenants and agreements of this Section 8.4 shall survive the repayment of the
                                 -----------
Note and the cancellation thereof.

       If the Bank at any time determines that the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank under any law or any guideline, request or directive of any governmental agency is based on or increased by Advances and/or commitments of the type contemplated by this Agreement, then the Borrower shall pay to the Bank on demand such additional amounts as the Bank may reasonably determine to be sufficient to compensate the Bank or such other corporation for any reduction in the rate of return on the capital of the Bank or such other corporation to the extent that the Bank reasonably determines that the maintenance or increase of such capital is allocable to Advances and/or commitments under this Agreement.

5      Execution in Counterparts.  This Agreement may be executed in any number
       -------------------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

6      Binding Effect; Assignment.  This Agreement shall become effective when
       --------------------------
it shall have been executed by the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower shall have no right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

7      Governing Law.  This Agreement and the Note shall be governed by, and
       -------------
construed in accordance with, the laws of the State of California, without regard to the choice of law provisions thereof.

8      Severability of Provisions.  If any provision of this Agreement or any
       --------------------------
of the other Loan Documents or the $35,000,000 Unsecured Indemnity shall be found to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents or the $35,000,000 Unsecured Indemnity.

9      Headings; Construction.  Article and Section headings in this Agreement
       ----------------------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. As used herein, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to. "

10     Independence of Covenants.  All covenants under this Agreement shall be
       -------------------------
given independent effect, so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default (or of an event that, with the giving of notice or the lapse of time, or both, would constitute an Event of Default) if such action is taken or such condition exists.

11     Payments on Non-Business Days.  If any payment to be made hereunder or
       -----------------------------
under the Note shall become due on a day other than a Business Day, such payment shall be made on the next Business Day, and such extension of time shall be included in computing any interest in respect of such payment.

12     Integration; Entire Agreement.  The Loan Documents, including this
       -----------------------------
Agreement, and the $35,000,000 Unsecured Indemnity: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents and the $35,000,000 Unsecured Indemnity; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents or the $35,000,000 Unsecured Indemnity, the terms, conditions and provisions of this Agreement shall prevail. All Exhibits and Schedules attached to this Agreement are incorporated herein by reference as though fully set forth.

13     Survival of Agreements.  All agreements, covenants, representations and
       ----------------------
warranties made herein shall survive the execution and delivery of the Note and of any other Loan Documents and the making of the Loans hereunder.

14     Indemnity by Borrower.  The Borrower agrees to indemnify, save, and
       ---------------------
hold harmless the Bank and its directors, officers, agents, and employees (collectively the "indemnitees") from and against:

            (a) any and all claims, demands, actions, or causes of action that are asserted against any indemnitee by any Person (i) arising out of or relating to the Bank's projections of interest rates and/or operating income and/or valuations or appraisals of property made by the Bank pursuant to the terms of this Agreement; or (ii) arising out of or relating to any claimed or asserted violation of any securities law in connection with any action contemplated by this Agreement or any other Loan Document; or (iii) that directly or indirectly relate to a claim, demand, action or cause of action that the Person has or asserts against the Borrower; and

            (b) any and all liabilities, losses, costs, or expenses (including attorneys, fees and costs) that any indemnitee suffers or incurs as a result of the assertion of any claim, demand, action or cause of action described in the foregoing subparagraph 8.14(a).
          --------------------

15     Arbitration.
       -----------

            (a)  Judicial Reference.  In any judicial action between or among
                 ------------------
the parties, including any action or cause of action arising out of or relating to the Loan Agreement or the Loan Documents or based on or arising from an alleged tort, all decisions of fact and law shall at the request of any party be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. The parties shall designate to the court a referee or
             -- ---
referees selected under the auspices of the American Arbitration Association ("AAA") in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

            (b)  Mandatory Arbitration.  After all of the Deeds of Trust have
                 ---------------------
been released, fully reconveyed or extinguished, any controversy or claim between or among the parties, including those arising out of or relating to the Loan Agreement or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the AAA. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

            (c)  Real Property Collateral.  Notwithstanding the provisions of
                 ------------------------
subsection 8.15(b) above, no controversy or claim shall be submitted to
- ------------------
arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined by reference as provided in subsection 8.15(a) above.
                                                      ------------------

            (d)  Provisional Remedies, Self-Help and Foreclosure.  No
                 -----------------------------------------------
provision of this Section 8.15 shall limit the right of any party to the Loan
                  ------------
Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

16     Confidentiality of Financial Information.  Bank acknowledges that
       ----------------------------------------
Borrower is a publicly traded company subject to state and federal securities regulations. Bank covenants and agrees that (i) all non-public financial information relating to Borrower and/or any of its real properties which is provided to Bank in connection with the Loan will be used only for Bank's internal monitoring of the Borrower in connection with the obligations of Borrower to Bank and (ii) Bank will not use such non-public information for any other purpose.

17     Exhibits and Schedules.  The following Exhibits and Schedules are
       ----------------------
attached hereto and shall be deemed a part of this Agreement for all purposes:

            (a)  Exhibit:

                         Exhibit A            -     Form of Note
                         ---------

                         Exhibit B            -     Form of Borrowing        Request
                         ---------
                                                    and Certificate

                         Exhibit C            -     Form of Compliance Certificate
                         ---------

                         Exhibit D            -     Form of Disbursement Authorization
                         ---------

                         Exhibit E            -     Exhibit "A" to Financing Statements
                         ---------

                         Exhibit E-1          -     Form of Notice of Security Interest
                         -----------

                         Exhibit F            -     Real Properties Subject to Deeds of Trust
                         ---------

                         Exhibit G            -     Analysis of Dividend Coverage and Cushion
                         ---------

                         Exhibit H            -     Form of Cash Flow Report
                         ---------

                         Exhibit I            -     Form of Memorandum of Agreement
                         ---------

            (b)                                              Schedule 5. 1(d)
                                                             ----------------
                                                       -     Pending Litigation

18     Time of the Essence.  With respect to all of the Loan Documents, time
       -------------------
is of the essence.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, thereunto duly authorized, on the date first written above.

                                        BORROWER:

                                        BURNHAM PACIFIC PROPERTIES, INC. ,
                                        a California corporation

                                        By:  ___________________________________
                                        Name:
                                        Title:


                                        By:  ___________________________________
                                        Name:
                                        Title:


                                        BANK:

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION

                                        By:  ___________________________________
                                        Name:
                                        Title:

                 SCHEDULE 5.1(d) TO REVOLVING CREDIT AGREEMENT


       A. As of the Prior Credit Agreement Closing Date there are no material actions, suits, or proceedings pending, or, to the knowledge of Borrower, threatened against Borrower or any of its properties, except: NONE.


       B. As of March 15, 1995 there are no material actions, suits, or proceedings pending, or, to the knowledge of Borrower, threatened against Borrower or any of its properties, except: NONE.

                                   EXHIBIT A

                                 FORM OF NOTE
                                 ------------

                  AMENDED AND RESTATED REVOLVING CREDIT NOTE
                  ------------------------------------------


$40,000,000.00                                             San Diego, California
LIN K006                                                        October 19, 1992
                                                      Amended and Restated as of
                                                                  March 15, 1995


       FOR VALUE RECEIVED, BURNHAM PACIFIC PROPERTIES, INC., a California corporation ("Borrower"), promises to pay to the order of Bank of America National Trust and Savings Association ("Bank") at the Real Estate Industries Division Office of Bank, at 555 Anton Boulevard, 11th Floor, Costa Mesa, California, 92626, or such other location as is designated by Bank, on June 1, 1997, in lawful money of the United States of America in same day funds, FORTY MILLION DOLLARS ($40,000,000.00) (the "Maximum Loan Amount") or so much thereof as is the unpaid principal amount of all Advances made to Borrower under the Credit Agreement (as defined in Section 2 below). Borrower also promises to pay interest at said office, in like money, on the unpaid principal balance hereof outstanding hereunder from time to time from the date hereof until paid at the rates and at the times set forth in Exhibits A and B below, calculated on the
                                    ----------     -
basis of a 360-day year and for the actual number of days elapsed which results in more interest than if a 365-day year were used. This Note amends and restates in its entirety that certain Revolving Credit Note dated October 19, 1992, amended January 31, 1994, in the original principal amount of Thirty Million Dollars ($30,000,000), executed by Borrower, as maker, in favor of Bank, as holder, as amended by the documents identified in Section 2 below (the "Original Note").

       9.   Maturity Date.  At maturity, June 1, 1997 (the "Initial Maturity
            -------------
Date"), all principal and interest remaining unpaid under this Note shall be due and payable, subject to Borrower's option to extend as set forth in Section 6 below.

       10.  Credit Agreement; Definitions.  The Original Note was executed
            -----------------------------
pursuant to that certain Revolving Credit Agreement dated as of October 19, 1992, between Borrower and Bank (the "Prior Credit Agreement"). The Prior Credit Agreement, as subsequently modified and amended by that certain Modification Agreement (Long Form) dated as of October 6, 1993, that certain Additional Advance, Consolidation and Second Modification Agreement (Long Form) dated as of January 31, 1994, that certain Third Modification Agreement (Long
Form) dated as of October 24, 1994, that certain Letter Agreement dated December 22, 1994, and that certain Fourth Modification Agreement (Long Form) dated as of January 30, 1995, has been amended and restated in its entirety by that certain Amended and Restated Revolving Credit Agreement dated as of the date hereof (as so amended and restated, the "Credit Agreement"), between Borrower and Bank. Except as otherwise defined in this Note, all capitalized terms used herein without definition shall have the same respective meanings herein as have been given to such terms in the Credit Agreement, and all of the terms, conditions and provisions of the Credit Agreement are hereby incorporated herein by this reference.

       11.  Interest.  Accrued interest shall be payable on the first day of
            --------
each month in arrears, on any portion of the Loan bearing interest at the Reference-based Rate, and on any Rate Portion having a Rate Period longer than one month. (As used in this Note for the period beginning on the date hereof and ending on the Maturity Date, the terms "Reference-based Rate," "Rate Portion" and "Rate Period" have the meanings given to them in Exhibit A. As used in this
                                                     ---------
Note during the Extended Loan Term, as defined in Section 6 below, such terms shall have the meaning given to them in Exhibit D.) In addition, all interest
                                        ---------
accrued on any Rate Portion, regardless of its length, shall be due and payable on the last day of the applicable Rate Period and with any prepayment. For purposes of this Note, "interest" shall include (a) any and all interest payable as provided in this Note, including Exhibit A or Exhibit D, as applicable,
                                    ---------    ---------
together with (b) any and all sums ("Additional Interest") payable by Borrower under any existing or future agreement between Bank and Borrower ("Interest Rate Protection Agreement") which may afford interest rate protection to all or part of the Loan. Borrower shall pay any and all Additional Interest at the times and in the amount specified in the applicable Interest Rate Protection Agreement and on the terms and subject to the conditions of the Credit Agreement.

       12.  Prepayment.  Borrower may prepay some or all of the principal under
            ----------
this Note, on the terms and subject to the conditions set forth in Exhibit B or
                                                                   ---------
Exhibit E, as applicable.
- ---------

       13.  Required Prepayment.
            -------------------

            (a) If, at any time during the period from and after October 22, 1993 to but excluding the Closing Date, the outstanding balance of the Loan at any time exceeds sixty percent (60%) of the "as-is" appraised market value of the Real Properties (the "Loan-to-Value Ratio") or the Collateral Debt Service Coverage at any time falls below 1.35 to 1.0 in each case as determined by Bank, Borrower shall, (i) make a principal reduction of the Loan, or (ii) provide additional collateral acceptable to Bank in its sole discretion, in an amount or of sufficient value such that the Loan-to-Value Ratio is reduced to an amount which is sixty percent (60%) or less and the Collateral Debt Service Coverage is not less than 1.35 to 1.0, within thirty (30) days following receipt of notice of the same from Bank, or the same shall constitute an Event of Default. Borrower shall not be entitled to any Advance under the loan during any period in which the Loan-to-Value is in excess of sixty percent (60%) or the Collateral Debt Service Coverage is less than 1.35 to 1.0;

            (b) If, at any time from and after the Closing Date, the Loan-to-Value Ratio exceeds sixty-five percent (65%) or the Collateral Debt Service Coverage at any time falls below 1.35 to 1.0 in each case as determined by Bank, Borrower shall, within thirty (30) days after receipt of written notice from Bank thereof, do any one or more of the following: (i) reduce the outstanding principal balance of the Loan to an amount which restores the Loan-to-Value Ratio to sixty-five percent (65%) or less; (ii) deliver to Bank an irrevocable letter of credit issued by a financial institution in a form and on terms acceptable to Bank, in Bank's sole discretion, with a stated amount which, when subtracted from the outstanding principal balance of the Loan, restores the Loan-to-Value Ratio to sixty-five percent (65%) or less; (iii) deposit with and grant a perfected first lien security interest to Bank cash in an amount which, when subtracted from the outstanding principal balance of the Loan, restores the Loan-to-Value Ratio to sixty-five percent (65%) or less; or (iv) grant to Bank a first priority lien on other real property owned by Borrower, which real property meets the customary real property secured underwriting requirements of Bank then in effect and which has an "as is" value, based upon an appraisal commissioned and approved by Bank at Borrower's sole cost and expense which, when added to the aggregate "as is" value of the Real Properties, restores the Loan-to-Value Ratio to sixty-five percent (65%) or less. With respect to the Real Properties which currently secure the obligations of Borrower under the Credit Agreement, the current "as is" values are those set forth in the January and February 1995 evaluations for those properties approved by Bank. Bank reserves the right to obtain updated appraisals, evaluations and/or validations of "as is" values on one or more of the Real Properties once annually prior to the Initial Maturity Date at the sole cost and expense of Borrower.

       14.  Option to Extend Maturity.  Borrower shall have the option to extend
            -------------------------
the Maturity Date of this Note to the Extended Maturity Date upon the same terms and conditions set forth herein and in the Credit Agreement, as modified by the provisions set forth in this Section 6 and Section 7 below, and except as may be provided elsewhere herein and in the Credit Agreement, upon satisfaction of all the following conditions:

            (a) No Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing upon (A) the date this option is exercised or (B) the Maturity Date;

            (b) Borrower provides Bank with written notice of its intent to exercise said option no earlier than ninety (90) days, and at least thirty (30) days, prior to the Maturity Date;

            (c) Borrower shall have paid Bank good funds in the amount of one percent (1.0%) of the outstanding principal balance of the Loan as of the Initial Maturity Date as a non-refundable Loan extension fee; and

            (d) Borrower shall provide Bank with title policy endorsements for each property comprising a portion of the Real Properties, at Borrower's sole cost and expense, insuring that the exercise of Borrower's option to extend the term of the Loan as provided herein shall not affect the continuing first priority of the Deeds of Trust.

(The term "Extended Loan Period" as used in this Note shall mean the period commencing on the Initial Maturity Date and ending on the Extended Maturity Date.)

       15.  Conversion to Term Loan.
            -----------------------

            (a) In the event Borrower exercises its option to extend the term of the Loan in accordance with the terms and provisions set forth in Section 6 above, immediately as of the Initial Maturity Date, the Loan shall automatically convert to a non-revolving term loan in the amount of the outstanding principal balance of this Note as of the Initial Maturity Date (the "Term Loan"). No further borrowings or re-borrowings will be allowed under the Loan as of the Initial Maturity Date.

            (b) During the Extended Loan Period, Loan principal shall be payable monthly, on the first day of each month, commencing July 1, 1997 in an amount which would be sufficient to amortize the principal balance of the Term Loan on a fully amortized basis over a period of twenty (20) years. All outstanding principal and accrued and unpaid interest on the Term Loan shall be due and payable on the Extended Maturity Date.

            (c) Interest on the Term Loan shall be due and payable in accordance with the terms of the Loan Documents; provided, however, that throughout the Extended Loan Period and effective immediately upon the Initial Maturity Date (provided Borrower has exercised its option to extend the Loan in accordance with the terms hereof), Exhibit A, Exhibit B and Exhibit C hereof
                                   ---------  ---------     ---------
shall be of no further force and effect and Exhibit D, Exhibit E and Exhibit F
                                            ---------  ---------     ---------
hereof shall govern, during the Extended Loan Term, the matters which are governed by Exhibits A, B and C prior to the Initial Maturity Date.
            ----------  -     -

            (d) Upon request therefor, which request may be made no more than once during the Extended Loan Period, Borrower shall pay for an updated appraisal for each property comprising a portion of the Real Properties, prepared at Borrower's sole cost and expense, by M.A.I. appraisers commissioned by Bank. Nothing herein shall be deemed a waiver by Bank of its existing rights to receive appraisals, as set forth in the Credit Agreement, or of Bank to cause appraisals of any of the Real Properties from time to time at its election, and at Bank's cost except as set forth herein.

       16.  Advances; Payments.  All Advances made by the Bank to Borrower
            ------------------
pursuant to the Credit Agreement, and all payments and repayments made on account of principal hereof or interest hereon, shall be evidenced by the internal records of the Bank, which shall be prima facie evidence of such matters. Amounts which have been advanced hereunder and repaid may be reborrowed, subject to all terms and conditions of the Credit Agreement. All payments on this Note shall be applied first to the payment of any outstanding fees, costs, or charges, then to the payment of accrued interest, and the balance, if any, to the payment of principal. The Bank shall not be required to make any Advance if it would cause the outstanding principal amount of this Note to exceed the Maximum Loan Amount, subject to the Holdback. All amounts payable under this Note are payable in lawful money of the United States during normal business hours on a Banking Day, as defined in Exhibit A or D, as applicable.
                                               ---------    -
Checks constitute payment only when collected.

       17.  Default Interest.  Without limitation on any other remedies
            ----------------
available to the holder hereof in respect of an Event of Default, all amounts not paid when due under this Note or any of the other Loan Documents shall bear interest, payable on demand, for the period beginning with the date any such amount became due and payable, until paid, at a default rate equal to the Reference Rate plus two and three-quarter percent (2 3/4%) per annum ("Default Rate").

       18.  Rights of Holder.  The holder hereof shall have all the rights of a
            ----------------
holder in due course as provided in the California Uniform Commercial Code and other laws of the State of California. Any reference to "holder" in this Note shall mean and refer to the Bank or any subsequent holder of this Note and to the successors and assigns of the Bank or of any such subsequent holder.

       19.  Binding Effect.  This Note inures to and binds the heirs, legal
            --------------
representatives, successors and assigns of Borrower and Bank; provided, however, that Borrower may not assign this Note or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of Bank in each instance. Bank in its sole discretion may transfer this Note, and may sell or assign participations or other interests in all or part of the Loan on the terms and subject to the conditions of the Loan Documents, all without notice to or the consent of Borrower. Also without notice to or the consent of Borrower, Bank may disclose to any actual or prospective purchaser of any securities issued or to be issued by Bank, and to any actual or prospective purchaser or assignee of any participation or other interest in this Note, the Loan or any other loans made by Bank to Borrower (whether evidenced by this Note or otherwise), any financial or other information, data or material in Bank's possession relating to Borrower, the Loan or the Real Properties, including any Improvements on the Properties. If Bank so requests, Borrower shall sign and deliver a new note to be issued in exchange for this Note.

       20.  Waivers.  Borrower, and any endorsers, guarantors or sureties
            -------
hereof, severally waive (a) presentment and demand for payment, (b) notice of intent to accelerate maturity, (c) protest or notice of protest or non-payment,
(d) the right to plead any and all statutes of limitations as a defense to any demand hereunder, (e) bringing of suit and diligence in taking any action to collect any sums owing hereunder or in any proceeding against any of the rights and properties guaranteeing payment hereunder, and (f) any right of offset it now has or may hereafter have against the holder hereof, including, without limitation, the benefits of California Code of Civil Procedure Section 431.70. Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time, and consents to the acceptance or substitution of any security or the release of any security for this Note, all without in any way affecting the liability of Borrower or of any endorsers or guarantors hereof. No extension of time for the payment of this Note, or for the payment of any installment hereof, made by agreement between the holder hereof with any Person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note, even if Borrower is not a party to such agreement.

       21.  Capital Adequacy.
            ----------------

            (a) For purposes of this Section 13 the term "Bank" includes Bank and any company controlling it. The term "Capital Adequacy Requirement" means any applicable existing or future law, rule, regulation or guideline, or any change in any of the foregoing, that relates to the manner in which Bank allocates capital resources to its loans and commitments, or to a class of such loans and commitments which includes the Loan.

            (b) This Section 13 shall apply whenever Bank in its reasonable judgment determines:

                 (i) That the amount of capital required or expected to be by Bank is or would be affected by any Capital Adequacy Requirement, or by the manner in which any Capital Adequacy Requirement may now or in the future be interpreted or administered by any governmental authority, central bank or comparable agency charged with such interpretation or administration, or by Bank's compliance with any request or directive, whether or not having the force of law, of any such governmental authority, central bank or comparable agency; and

                 (ii) That as a result, the rate of return on Bank's capital has been or will be reduced because of Bank's obligations under the Loan Documents, taking into account Bank's policies with respect to capital adequacy and Bank's desired return on capital.

            (c) If the conditions described in Section 13(b) above have been met, Borrower shall pay Bank, upon written notice and demand as specified in this Section 13(c), such amounts as Bank may reasonably determine would compensate Bank for Borrower's allocable share of Bank's reduced rate of return. Bank shall give Borrower at least thirty (30) days' written notice before Bank's initial demand for compensation under this Section 13, and before any subsequent demand for such compensation at a level higher than that previously requested. The notice shall describe in reasonable detail the method of calculating such compensation.

            (d) All compensation under this Section 13 shall be payable quarterly in arrears. Any demand by Bank for such compensation shall include a certificate setting forth in reasonable detail the basis for determining the amounts payable, and any such certificate shall be conclusive and binding in the absence of manifest error.

       22.  Limitation on Interest.  All agreements between Borrower and Bank,
            ----------------------
now existing or hereafter arising, are hereby expressly limited so that in no event whatsoever shall the amount paid, or agreed to be paid, to Bank hereof for the use, forbearance, or detention of money to be loaned hereunder, or otherwise, or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof exceeds the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Bank, or any other holder hereof, shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount as would be excessive interest shall be applied to the reduction of the principal amount owing hereunder (without charge for prepayment) and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance hereof, such excess shall be refunded to Borrower.

       23.  Attorneys' Fees.  If any lawsuit, reference or arbitration is
            ---------------
commenced which arises out of or relates to this Note, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law. In all other situations, including any matter arising out of or relating to any insolvency proceedings, Borrower agrees to pay all of Bank's costs and expenses, including attorneys' fees, which may be incurred in enforcing or protecting Bank's rights or interests. From the time(s) incurred until paid in full to Bank, all such sums shall bear interest at the Default Rate. Whenever Borrower is obligated to pay or reimburse Bank for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

       24.  Events of Default; Acceleration.  The Credit Agreement, among other
            -------------------------------
things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Upon the occurrence of an Event of Default, then, in addition to any other right or remedy of the Bank under the Credit Agreement or this Note, the principal hereof, with interest accrued thereon then remaining unpaid, may become, or may be declared to be, forthwith due and payable, as provided in the Credit Agreement.

       25.  No Waiver.  The failure to exercise, or delay in exercising, any
            ---------
remedy hereunder or under the Credit Agreement shall not constitute a waiver of the right to exercise that remedy at any later time in respect of the same event or any other event. The acceptance by the holder hereof of any payment hereunder that if less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the rights described in the foregoing paragraph at that time or at any later time or nullify any prior exercise of any such right without the express written consent of such holder, except as and to the extent otherwise provided by law.

       26.  Interpretation; Exhibits.  As used in this Note, the terms "Bank,"
            ------------------------
"holder" and "holder of this Note" are interchangeable. As used in this Note, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." Exhibits A, B, C, D, E and
                                                    ----------  -  -  -  -
F, are attached to this Note and are incorporated in this Note by this
- -
reference.

       27.  Authority.  Borrower has caused this Note to be executed by its
            ---------
officers, who were duly authorized and directed to do so by a resolution of its Board of Directors which was duly passed and adopted by the requisite number of members of the Board at a meeting which was duly called, noticed, and held.

       28.  Rights Cumulative.  All rights and remedies of the Bank hereunder
            -----------------
and under the Credit Agreement are cumulative. Every provision hereof is intended to be severable. If any provision of this Note is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereon, which shall remain binding and enforceable.

       29.  Time of the Essence.  It is agreed that time is of the essence as to
            -------------------
every term, condition and provision of this Note.

       30.  Governing Law.  This Note shall be governed by, and construed in
            -------------
accordance with, the laws of the State of California.

       31.  Security.  This Note is secured by certain Deeds of Trust executed
            --------
by Borrower in favor of Bank pursuant to the Credit Agreement and by any other collateral agreements or Loan Documents executed pursuant to the Credit Agreement.

                                BURNHAM PACIFIC PROPERTIES, INC.,
                                a California corporation

                                By: _____________________________
                                Name:
                                Title:

                                By: _____________________________
                                Name:
                                Title:

                             EXHIBIT A TO THE NOTE

                                INTEREST RATES
                                --------------

       32.  Available Interest Rates.  On and subject to the terms and
            ------------------------
conditions of this Exhibit A, Borrower may choose to have all or a portion of the Loan bear interest at any one of the following rates:

            1    For the period commencing October 19, 1992 through and
including December 21, 1994:

                 (a) Reference Rate plus .50 percent per year (the "Reference-based Rate");

                 (b) Offshore Rate plus 2.50 percent per year (the "Offshore Alternative").

            2    For the period commencing December 22, 1994 to and including the Maturity Date:

                 (a) Reference Rate plus zero percent per year (the "Reference-based Rate");

                 (b) (i) Offshore Rate plus 1.50 percent per year; if on the first Banking Day of each Rate Period (the "Reset Date") Borrower's long term unsecured debt rating is A- or better with Standard & Poor's Corporation ("S&P") and A3 or better with Moody's Investors Service, Inc. ("Moody's"); (ii) Offshore Rate plus 1.75% percent per year if on the Reset Date Borrower's long term unsecured credit rating is BBB+ to BBB- with S&P and Baa1 to Baa3 with Moody's; or (iii) Offshore Rate plus 2.00 percent per year if on the Reset Date Borrower's long term unsecured debt rating is BB+ or below with S&P or Ba1 or below with Moody's, as applicable (collectively, the "Offshore Alterative"); provided, however, that if on any Reset Date for whatever reason Borrower's long term unsecured debt rating is not available from S&P or Moody's or is not otherwise determinable, the Offshore Alternative shall be deemed to be the Offshore Rate plus 2.00 percent per year. (Borrower and Bank acknowledge that as of the date hereof only S&P, and not Moody's, provides a debt rating for Borrower. Unless and until Moody's shall provide a debt rating for Borrower, the Moody's rating criteria set forth herein shall be inapplicable.)

The terms used above are defined in Article 2 of this Exhibit A.  The Reference-
                                                      ---------
based Rate is a variable rate. Each rate other than the Reference-based Rate (a "Contract Rate") may be fixed by agreement between Borrower and Bank as to a given principal amount (the "Rate Portion") during a given period of time (the "Rate Period"), subject to the restrictions set forth below.

       33.  Interest Rate Definitions.
            -------------------------

            1    Reference Rate.  "Reference Rate" means the per annum rate of
                 --------------
interest publicly announced from time to time by Bank at San Francisco, California, as its Reference Rate. The Reference Rate is set by Bank based on various factors, including Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing loans. Bank may price loans at, above or below the Reference Rate. Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

            2    Offshore Alternative.
                 --------------------

                 (a) With respect to a given Rate Period and Rate Portion where interest is calculated based on the Offshore Alternative, "Offshore Rate" means the per annum rate of interest, rounded upward, if necessary, to the nearest 1/100th of one percent, determined by the following formula:

            Offshore Rate =     IBOR Rate
                           -------------------
                                (1.00 - Reserve Percentage)

All figures used in this calculation shall be determined by Bank as of the day when Bank delivers the binding rate quote to Borrower.

                 (b) For purposes of this formula, the following definitions shall apply:

                      (i) "IBOR Rate" means the per annum rate of interest, rounded upward, if necessary, to the nearest 1/16th of one percent (0.0625%), at which Bank's Grand Cayman branch, Grand Cayman, British West Indies, would offer U.S. dollar deposits in amounts and for periods comparable to those of the applicable Rate Portion and Rate Period to major banks in the offshore U.S. dollar inter-bank market.

                      (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D. The Reserve Percentage shall be expressed in decimal form and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages.

                 (c) Borrower may elect an Offshore Alternative no later than 9:30 a.m., San Francisco time, on any Banking Day. In Bank's sole discretion, the applicable Rate Period may begin on the day of Borrower's rate election or up to the second Banking Day thereafter.

                 (d) From time to time, Bank in its sole discretion may determine that:

                      (i) It is illegal for Bank to offer the Offshore Alternative, or to obtain funds in the offshore U.S. dollar inter-bank market in amounts and for periods comparable to those of the requested Rate Portion and Rate Period (an "Offshore Illegality"); or

                      (ii) U.S. dollar deposits are not available in the offshore U.S. dollar inter-bank market in amounts and for periods comparable to those of the requested Rate Portion and Rate Period; or

                      (iii) The Offshore Alternative does not accurately reflect the costs associated with the requested Rate Portion and Rate Period.

In any such event, Bank shall have no obligation to honor Borrower's election of an Offshore Alternative for any new Rate Portion and Rate Period. If Bank in its sole discretion should determine that any Offshore Illegality has occurred and is continuing, any existing Rate Portion bearing interest at the Offshore Alternative shall automatically bear interest at the Reference-based Rate until Borrower makes a valid election of a new Contract Rate and a new Rate Period for that portion. Borrower shall not be obligated to pay any Prepayment Premium (as defined in Exhibit B) if any existing Rate Period is interrupted because of an
           ---------
Offshore Illegality. No validly existing Rate Period or Rate Portion shall be affected by the occurrence of any event or condition described in clauses (ii) or (iii) above.

       34.  Election of Contract Rates.
            --------------------------

            1    Requests for Contract Rate Quotes.  From time to time, Borrower
                 ---------------------------------
may request Bank to quote a given Contract Rate. Such a request may be made by Borrower in writing or by a telephone call to a Bank officer in the unit specified in the first paragraph of the Note as the place where payments are to be made.

            2    Contract Rate Election Procedures.  In response to Borrower's
                 ---------------------------------
request, Bank shall provide a binding rate quote for a given Contract Rate. Based on such information, Borrower may elect that Contract Rate within the time specified above, together with the associated Rate Period and Rate Portion; provided, however, that Borrower may not select a Rate Period that extends beyond the Maturity Date. Such an election by Borrower shall be irrevocable, whether it is made in writing or by telephone.

            3    Confirmation of Contract Rate Elections.  If Bank so chooses,
                 ---------------------------------------
it may confirm any election by Borrower of a Contract Rate in the form of the "Contract Rate Notice" attached to the Note as Exhibit C. Borrower shall
                                               ---------
acknowledge all Contract Rate Notices in writing in the form set forth in Exhibit C, within any time periods specified by Bank. Bank shall have no
- ---------
obligation to provide any Contract Rate Notice to Borrower. If Bank fails to send or Borrower fails to acknowledge any such notice, that shall not affect any Contract Rate or Rate Period placed in effect or the effectiveness of any act performed by Bank in response to a telephonic interest rate election by Borrower.

            4    Effect of Nonelection.  If Borrower does not specify a Contract
                 ---------------------
Rate for any portion of the Loan, or if for any such portion a Contract Rate cannot be selected or maintained (for example, because the minimum portion size requirement has not been met), that portion shall bear interest at the Reference-based Rate until Borrower makes a valid election of a different interest rate. After any Rate Period expires, the applicable Rate Portion shall bear interest at the Reference-based Rate until Borrower makes a valid election of a new Contract Rate and a new Rate Period for that portion.

            5    Effect of Default.  Notwithstanding any provision of the Loan
                 -----------------
Documents, the entire Loan shall bear interest at the Default Rate if it applies under the terms of the Note or the Credit Agreement. At any time when the Default Rate is inapplicable, but an Event of Default has occurred and is continuing, all existing Contract Rates, Rate Portions and Rate Periods shall remain unchanged if they were validly placed in effect, and the balance, if any, of the Loan principal shall bear interest at the Reference-based Rate. Borrower may not select any Contract Rate at any time when an Event of Default has occurred and is continuing.

            6    Minimum Rate Portion Size.  For each Contract Rate, Borrower
                 -------------------------
may select Rate Portions of $500,000 or more, provided such additional Rate Portions are in $100,000 increments, or such other amounts as may be approved by Bank.

            7    Durations of Rate Periods.  For each Contract Rate, Borrower
                 -------------------------
may select Rate Periods of (i) one or more months up to a maximum of twelve months for all Rate Periods beginning on or after October 19, 1992 and ending on or before October 22, 1993, (ii) 30, 60, 90, 180 or 360 days for payment of interest for all Rate Periods beginning on or after October 22, 1993 but prior to the Closing Date, and (iii) 30, 60, 90, or 180 days for payment of interest for all Rate Periods beginning on or after the Closing Date, but in no event may any Rate Period extend beyond the Maturity Date. The last day of a Rate Period for an Offshore Alternative shall be determined by Bank in accordance with the practices of the offshore U.S. dollar inter-bank market.

            8    Limitation on Number of Rate Portions.  At any given time,
                 -------------------------------------
Borrower may have no more than four (4) portions of the Loan prior to the Closing Date and five (5) portions of the Loan thereafter bearing interest at different Contract Rates or for different Rate Periods.

            9    Authorized Persons.  Borrower hereby designates any person
                 ------------------
designated in the Credit Agreement to sign requests for disbursements of Advances as being authorized to make interest rate elections on Borrower's behalf in writing or by telephone. Bank shall be entitled to rely on telephonic or written directions from any of such persons, acting alone, until this authorization is revoked by Borrower in writing.

       35.  Definitions.  All capitalized terms used in this Exhibit A without
            -----------                                      ---------
definition shall have the respective meanings given them in the Note. Except for purposes of the Offshore Alternative, "Banking Day" means a day other than a Saturday or Sunday, on which banks are open for business in New York, New York and Bank is open for business in San Francisco,

California. For purposes of the Offshore Alternative, "Banking Day" means a day other than a Saturday or Sunday, on which banks are open for business in London, England and New York, New York and Bank is open for business in San Francisco, California.

       36.  Extended Loan Period.  From and after the Initial Maturity Date,
            --------------------
provided that Borrower has exercised its option to extend the term of the Loan in accordance with the terms and provisions of the Note, this Exhibit A shall be
                                                              ---------
of no further force and effect and the terms and provisions of Exhibit D shall
                                                               ---------
govern with respect to all matters covered by this Exhibit A.
                                                   ---------


                                     BURNHAM PACIFIC PROPERTIES, INC.,
                                     a California corporation

                                     By: _____________________________
                                     Name:
                                     Title:


                                     By: _____________________________
                                     Name:
                                     Title:

                             EXHIBIT B TO THE NOTE

                               PREPAYMENT TERMS
                               ----------------


       All capitalized terms used in this Exhibit B without definition shall
                                          ---------
have the meanings given them in the attached Note and Exhibit A.
                                                      ---------
       37.  Prepayment Premium.  Each prepayment of all or part of a Rate
            ------------------
Portion bearing interest at a Contract Rate, whether voluntary, by reason of acceleration or otherwise, shall be accompanied by all interest accrued on the prepaid principal amount, plus a premium ("Prepayment Premium") calculated as provided below. Bank shall submit a certificate to Borrower setting forth its determination of any Prepayment Premium, which shall be conclusive and binding in the absence of manifest error.

       38.  Offshore Alternative Premium.  The Prepayment Premium for the
            ----------------------------
offshore Alternative shall be the sum of:

            (a)  $250; and

            (b)  the amount, if any, by which X exceeds Y, where

                 (i) X equals the additional interest that would have accrued on the principal amount prepaid at the Offshore Rate without any spread, if that amount had remained outstanding until the last day of the applicable Rate Period, and

                 (ii) Y equals the interest that Bank could recover by placing the prepaid funds on deposit in the offshore U.S. dollar inter-bank market for a period beginning on the day of the prepayment and ending on the last day of the applicable Rate Period, or for a comparable period for which an appropriate rate quote may be obtained; and

            (c) An amount equal to all costs and expenses which Bank reasonably expects to incur in liquidation and reinvestment of the prepaid funds.

       39.  Notice of Prepayment.  Borrower shall give Bank irrevocable written
            --------------------
notice of Borrower's intention to make any prepayment, specifying the date and amount of the prepayment. The notice must be received by Bank at least five (5) Banking Days in advance of the prepayment.

       40.  Borrower's Waiver.  By its signature below, Borrower expressly
            -----------------
waives any right to prepay any Rate Portion except on the express terms of this Exhibit B. If the maturity of this Note is accelerated by reason of any Event of Default, including any violation of Section 3.2(h) of any Deed of Trust (an "Accelerating Transfer") Borrower agrees that any tender to cure such default, or any tender of the accelerated principal balance following an Accelerating Transfer, which does not include the Prepayment Premium shall constitute an evasion of the prepayment restrictions set forth in this Exhibit B and shall be deemed a
                                          ---------
voluntary prepayment. Bank may require payment of the Prepayment Premium as a condition of accepting any such tender. The Prepayment Premium shall be included in the total indebtedness secured by the Deeds of Trust for all purposes, including those in connection with a foreclosure sale under any Deed of Trust. Bank may include the amount of the Prepayment Premium in any credit bid Bank may make at a foreclosure sale.

       41.  Borrower's Acknowledgment.  Borrower acknowledges that prepayment of
            -------------------------
the Loan may result in Bank's incurring additional costs, expenses and liabilities. Borrower therefore agrees to pay the Prepayment Premium described above, and further agrees that the Prepayment Premium represents a reasonable estimate of the prepayment costs, expenses and liabilities of Bank. By its signature below, Borrower acknowledges that it is a knowledgeable real estate developer or investor and fully understands the effect of the waiver contained in this Exhibit B. Borrower agrees that Bank's willingness to offer Contract
        ---------
Rates to Borrower is sufficient and independent consideration for this waiver, and Borrower understands that Bank would not offer Contract Rates to Borrower absent this waiver.

       42.  Extended Loan Period.  From and after the Initial Maturity Date,
            --------------------
provided that Borrower has exercised its option to extend the term of the Loan in accordance with the terms and provisions of the Note, this Exhibit B shall be
                                                              ---------
of no further force and effect and the terms and provisions of Exhibit E shall
                                                               ---------
govern with respect to all matters covered by this Exhibit B.
                                                   ---------


                                   BURNHAM PACIFIC PROPERTIES, INC.,
                                   a California corporation

                                   By: _____________________________
                                   Name:
                                   Title:


                                   By: _____________________________
                                   Name:
                                   Title:

                             EXHIBIT C TO THE NOTE

                         Form of Contract Rate Notice

                            (CONTRACT RATE NOTICE)
                            ----------------------


                                                                          (DATE)
                                                                          ------



BURNHAM PACIFIC PROPERTIES, INC.
610 West Ash Street, Suite 1600
San Diego, California  92101-3212
Attn:  Mr. Jeffrey R. Fisher

            Re:  Revolving Secured Credit Loan
                 Loan No. 8615402361/LIN K006
                 Contract Rate Notice No. _____

Dear _________________:

       This will confirm your election of the Contract Rate together with the applicable Rate Period and Rate Portion specified below. This notice is being given to you under the promissory note evidencing this loan, dated October 19, 1992 and amended and restated as of the March 15, 1995 (the "Note"). As used here, capitalized terms have the same meanings given to them in the Note.

       43. The Contract Rate is the Offshore Alternative and is ________ % annually.

       44.  The Rate Portion is U.S. $___________________.

       45. The Rate Period [begins/will begin/began] on __________, 199__ and will end on ______________, 199__.

       Please sign and return the enclosed duplicate of this letter by _______________, 199__, to Bank of America NT&SA, Commercial Real Estate Services Group Orange County #1778, 555 Anton Boulevard, 11th Floor, Costa Mesa, California 92626, to the attention of Ms. Ginny Cook.

                                    Very truly yours,

                                    BANK OF AMERICA NATIONAL
                                    TRUST AND SAVINGS ASSOCIATION


                                    By:  _________________________
                                    Name:
                                    Title:



       Attached to and made a Part of Contract Rate Notice No. ______ Dated ______________, 199__.


                   BORROWER'S ACKNOWLEDGEMENTS AND AGREEMENT

       Borrower acknowledges and agrees that it has selected and accepted the Contract Rate together with the Rate Portion and Rate Period specified above, all on the terms and subject to the conditions of the Note. Borrower represents and warrants that no Event of Default has occurred and is continuing, and that no other event has occurred and is continuing which, with notice or the passage of time or both, would be such an Event of Default.

       Executed on ________________, 199__ at ___________________, California.

                                    BURNHAM PACIFIC PROPERTIES, INC.,
                                    a California corporation


                                    By:  ____________________________
                                    Name:
                                    Title:

[From and after the Initial Maturity Date, provided that Borrower has exercised its option to extend the term of the Loan in accordance with the terms and provisions of the Note, this Exhibit C shall be of no further force and effect
                             ---------
and the terms and provisions of Exhibit F shall govern with respect to all
                                ---------
matters covered by this Exhibit C.]
                        ---------

                             EXHIBIT D TO THE NOTE

           INTEREST RATES IN EFFECT DURING THE EXTENDED LOAN PERIOD
           --------------------------------------------------------


       46.  Available Interest Rates.  The Extended Loan Period commences June
            ------------------------
1, 1997, subject to Borrower's satisfaction of the terms and conditions set forth in Section 2.12 of the Credit Agreement and Section 6 of the Note. On and subject to the terms and conditions of this Exhibit D and provided Borrower
                                            ---------
exercises its option to extend the Loan in full accordance with the terms of the Credit Agreement and the Note, Borrower may choose to have all or a portion of the Loan bear interest at any one of the following rates:

            1    Reference Rate plus fifty (50) basis points per year (the
"Reference-based Rate");

            2    Offshore Rate plus two hundred seventy-five (275) basis points per year (the "Offshore Alternative"); and

            3    FRITL plus two hundred seventy-five (275) basis points per year
(the "FRITL Alternative").

The terms used above are defined in Article 2 of this Exhibit D.  The Reference-
                                                      ---------
based Rate is a variable rate. Each rate other than the Reference-based Rate (a "Contract Rate") may be fixed by agreement between Borrower and Bank as to a given principal amount (the "Rate Portion") during a given period of time (the "Rate Period"), subject to the restrictions set forth below. Notwithstanding the foregoing, in the event Borrower elects a Contract Rate option, a portion of the Loan equal to the amount of principal owing to the Bank during the applicable Rate Period shall continue to bear interest at the Reference-base Rate.

       47.  Interest Rate Definitions.
            -------------------------

            1    Reference Rate.  "Reference Rate" means the per annum rate of
                 --------------
interest publicly announced from time to time by Bank at San Francisco, California, as its Reference Rate. The Reference Rate is set by Bank based on various factors, including Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing loans. Bank may price loans at, above or below the Reference Rate. Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

            2    Offshore Alternative.
                 --------------------

                 (a) With respect to a given Rate Period and Rate Portion where interest is calculated based on the Offshore Alternative, "Offshore Rate" means the per annum rate of interest, rounded upward, if necessary, to the nearest 1/100th of one percent, determined by the following formula:

            Offshore Rate =         IBOR Rate
                               ------------------
                                     (1.00 - Reserve Percentage)

All figures used in this calculation shall be determined by Bank as of the day when Bank delivers the binding rate quote to Borrower.

                 (b) For purposes of this formula, the following definitions shall apply:

                      (i) "IBOR Rate" means the per annum rate of interest, rounded upward, if necessary, to the nearest 1/16th of one percent (0.0625%), at which Bank's Grand Cayman branch, Grand Cayman, British West Indies, would offer U.S. dollar deposits in amounts and for periods comparable to those of the applicable Rate Portion and Rate Period to major banks in the offshore U.S. dollar inter-bank market.

                      (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D. The Reserve Percentage shall be expressed in decimal form and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages.

                 (c) Borrower may elect an Offshore Alternative no later than 9:30 a.m., San Francisco time, on any Banking Day. In Bank's sole discretion, the applicable Rate Period may begin on the day of Borrower's rate election or up to the second Banking Day thereafter.

                 (d) From time to time, Bank in its sole discretion may determine that:

                      (i) It is illegal for Bank to offer the Offshore Alternative, or to obtain funds in the offshore U.S. dollar inter-bank market in amounts and for periods comparable to those of the requested Rate Portion and Rate Period (an "Offshore Illegality"); or

                      (ii) U.S. dollar deposits are not available in the offshore U.S. dollar inter-bank market in amounts and for periods comparable to those of the requested Rate Portion and Rate Period; or

                      (iii) The Offshore Alternative does not accurately reflect the costs associated with the requested Rate Portion and Rate Period.

In any such event, Bank shall have no obligation to honor Borrower's election of an Offshore Alternative for any new Rate Portion and Rate Period. If Bank in its sole discretion should determine that any Offshore Illegality has occurred and is continuing, any existing Rate Portion bearing interest at the Offshore Alternative shall automatically bear interest at the Reference-based Rate until Borrower makes a valid election of a new Contract Rate and a new

Rate Period for that portion. Borrower shall not be obligated to pay any Prepayment Premium (as defined in Exhibit E if any existing Rate Period is
                                      ---------
interrupted because of an Offshore Illegality. No validly existing Rate Period or Rate Portion shall be affected by the occurrence of any event or condition described in clauses (ii) or (iii) above.

            3    FRITL Alternative
                 -----------------

            "FRITL Alternative" means a per annum fixed interest rate established by Bank at the time of selection which will apply to the outstanding principal balance of the Loan for a specified Rate Period agreed upon by Bank and Borrower. In Bank's sole discretion, at any time and without prior notice to Borrower, Bank may cease offering the FRITL Alternative.

            48.  Election of Contract Rates.
                 --------------------------

            1    Requests for Contract Rate Quotes.  From time to time, Borrower
                 -----------------------------------
may request Bank to quote a given Contract Rate. Such a request may be made by Borrower in writing or by a telephone call to a Bank officer in the unit specified in the first paragraph of the Note as the place where payments are to be made.

            2    Contract Rate Election Procedures.  In response to Borrower's
                 ---------------------------------
request, Bank shall provide a binding rate quote for a given Contract Rate. Based on such information, Borrower may elect that Contract Rate within the time specified above, together with the associated Rate Period and Rate Portion; provided, however, that Borrower may not select a Rate Period that extends beyond the Maturity Date. Such an election by Borrower shall be irrevocable whether it is made in writing or by telephone.

            3    Confirmation of Contract Rate Elections.  If Bank so chooses,
                 ---------------------------------------
it may confirm any election by Borrower of, a Contract Rate in the form of the "Contract Rate Notice" attached to the Note as Exhibit F. Borrower shall
                                               ---------
acknowledge all Contract Rate Notices in writing in the form set forth in Exhibit F within any time periods specified by Bank. Bank shall have no
- ---------
obligation to provide any Contract Rate Notice to Borrower. If Bank fails to send or Borrower fails to acknowledge any such notice, that shall not affect any Contract Rate or Rate Period placed in effect or the effectiveness of any act performed by Bank in response to a telephonic interest rate election by Borrower.

            4    Effect of Nonelection.  If Borrower does not specify a Contract
                 ---------------------
Rate for any portion of the Loan, or if for any such portion a Contract Rate cannot be selected or maintained (for example, because the minimum portion size requirement has not been met), that portion shall bear interest at the Reference based Rate until Borrower makes a valid election of a different interest rate. After any Rate Period expires, the applicable Rate Portion shall bear interest at the Reference-based Rate until Borrower makes a valid election of a new Contract Rate and a new Rate Period for that portion.

            5    Effect of Default.  Notwithstanding any provision of the Loan
                 -----------------
Documents, the entire Loan shall bear interest at the Default Rate if it applies under the terms of the Note or the Credit Agreement. At any time when the Default Rate is inapplicable, but an Event of Default has occurred and is continuing, all existing Contract Rates, Rate Portions and Rate Periods shall remain unchanged if they were validly placed in effect, and the balance, if any, of the Loan principal shall bear interest at the Reference-based Rate. Borrower may not select any Contract Rate at any time when an Event of Default has occurred and is continuing.

            6    Minimum Rate Portion Size.  For each Contract Rate, Borrower
                 -------------------------
may select Rate Portions of $500,000 or more, provided such additional Rate Portions are in $100,000 increments or such other amounts as may be approved by Bank.

            7    Durations of Rate Periods.  For each Contract Rate other than
                 -------------------------
the FRITL Alternative, Borrower may select Rate Periods of 30, 60, 90 or 180 days, but not extending beyond the Maturity Date. The last day of a Rate Period for an Offshore Alternative shall be determined by Bank in accordance with the practices of the offshore U.S. dollar inter-bank market. For the FRITL Alternative, Borrower may select Rate Periods of two years to five years, but not extending beyond the Maturity Date.

            8    Limitation on Number of Rate Portions.  At any given time,
                 -------------------------------------
Borrower may have no more than five (5) portions of the Loan bearing interest at different Contract Rates or for different Rate Periods.

            9    Authorized Persons.  Borrower hereby designates any person
                 ------------------
designated in the Credit Agreement to sign requests for disbursements of Advances as being authorized to make interest rate elections on Borrower's behalf in writing or by telephone. Bank shall be entitled to rely on telephonic or written directions from any of such persons, acting alone, until this authorization is revoked by Borrower in writing.

            49.  Definitions.  All capitalized terms used in this Exhibit D
                 -----------                                      ---------
without definition shall have the meanings given them in the Note. Except for purposes of the Offshore Alternative, "Banking Day" means a day other than a Saturday or Sunday, on which banks are open for business in New York, New York and Bank is open for business in San Francisco, California. For purposes of the Offshore Alternative, "Banking Day" means a day other than a Saturday or Sunday, on which banks are open for business in London, England and New York, New York and Bank is open for business in San Francisco, California.

            50.  Extended Loan Period.  For the period commencing on the Initial
                 --------------------
Maturity Date to and including the Extended Maturity Date, provided that Borrower has exercised its option to extend the term of the Loan in accordance with the terms and provisions of the Note, the terms and provisions of this Exhibit D shall govern with respect to all matters covered hereby.
- ---------


                                    BURNHAM PACIFIC PROPERTIES, INC.,
                                    a California corporation


                                    By:  ____________________________
                                    Name:
                                    Title:


                                    By:  ____________________________
                                    Name:
                                    Title:

                             EXHIBIT E TO THE NOTE

                               PREPAYMENT TERMS

                            (EXTENDED LOAN PERIOD)
                            ----------------------


       All capitalized terms used in this Exhibit E without definition shall
                                          ---------
have the meanings given them in the attached Note and Exhibit D.
                                                      ---------

       51.  Prepayment Premium.  Each prepayment of all or part of a Rate
            ------------------
Portion bearing interest at a Contract Rate, whether voluntary, by reason of acceleration or otherwise, shall be accompanied by all interest accrued on the prepaid principal amount, plus a premium ("Prepayment Premium") calculated as provided below. Bank shall submit a certificate to Borrower setting forth its determination of any Prepayment Premium, which shall be conclusive and binding in the absence of manifest error.

       52.  Offshore Alternative Premium.  The Prepayment Premium for the
            ----------------------------
Offshore Alternative shall be the sum of:

            (a)  $250; and

            (b)  the amount, if any, by which X exceeds Y, where

                 (i) X equals the additional interest that would have accrued on the principal amount prepaid at the Offshore Rate without any spread, if that amount had remained outstanding until the last day of the applicable Rate Period, and

                 (ii) Y equals the interest that Bank could recover by placing the prepaid funds on deposit in the offshore U.S. dollar inter-bank market for a period beginning on the day of the prepayment and ending on the last day of the applicable Rate Period, or for a comparable period for which an appropriate rate quote may be obtained; and

            (c) An amount equal to all costs and expenses which Bank reasonably expects to incur in liquidation and reinvestment of the prepaid funds.

       53.  FRITL Alternative Premium.  Borrower may prepay any portion of the
            -------------------------
Loan bearing interest at the FRITL Alternative, so long as the principal amount being prepaid is at least One Hundred Thousand Dollars ($100,000). The Prepayment Premium for the FRITL Alternative shall be the sum of:

            (a)  $250; and

            (b) the present value of the amount, if any, by which X exceeds Y, where:

                 (i) X equals the additional interest that would have accrued on the principal amount prepaid, if that amount had remained outstanding until the last day of the applicable Rate Period, and

                 (ii)   Y equals:

                        (A) If the applicable Rate Period is scheduled to expire five years or less after the prepayment date, the interest that would accrue on the principal amount prepaid, if the FRITL Alternative were to be set on the day of the prepayment and the prepaid amount were to remain outstanding from the day of the prepayment until the last day of the Rate Period, or

                        (B) If the applicable Rate Period is scheduled to expire more than five years after the prepayment date, the interest that would accrue on the principal amount prepaid at a rate equal to the FRITL Alternative minus three-fourths of one percent (0.75%), assuming that the FRITL Alternative were to be set on the day of the prepayment and that the prepaid amount were to remain outstanding from the day of the prepayment until the last day of the Rate Period; and

            (c) an amount equal to all costs and expenses which Bank reasonably expects to incur in liquidation and reinvestment of the prepaid funds.

       In determining a value for Y as described above, Bank shall set the FRITL Alternative as of the prepayment date in accordance with a method which is substantially similar to that used to establish the original FRITL Alternative for the applicable Rate Portion and Rate Period. Also in determining a value for Y, Bank may make adjustments which conform to the terms of the Loan, such as compounding, accrual basis or other terms. The discount rate to be applied for purposes of determining present value as contemplated by clause (b) above shall be the FRITL Alternative, as it would be set on the day of the prepayment, if the applicable Rate Period is scheduled to expire five years or less after the prepayment date. If the applicable Rate Period is scheduled to expire more than five years after the date of the prepayment, that discount rate shall be the FRITL Alternative, as it would be set on the day of the prepayment, minus three-fourths of one percent (0.75%).

       54.  Notice of Prepayment.  Borrower shall give Bank irrevocable written
            --------------------
notice of Borrower's intention to make any prepayment, specifying the date and amount of the prepayment. The notice must be received by Bank at least five (5) Banking Days in advance of the prepayment.

      55.  Borrower's Waiver.  By its signature below, Borrower expressly waives
           -----------------
any right to prepay any Rate Portion except on the express terms of this Exhibit "E". If the maturity of this

Note is accelerated by reason of any Event of Default, including any violation of Section 3.2(h) of any Deed of Trust or under any other provision of any of the Deeds of Trust (an "Accelerating Transfer") Borrower agrees that any tender to cure such default, or any tender of the accelerated principal balance following an Accelerating Transfer, which does not include the Prepayment Premium shall constitute an evasion of the prepayment restrictions set forth in this Exhibit E and shall be deemed a voluntary prepayment. Bank may require
     ---------
payment of the Prepayment Premium as a condition of accepting any such tender. The Prepayment Premium shall be included in the total indebtedness secured by the Deeds of Trust for all purposes, including those in connection with a foreclosure sale under any Deed of Trust. Bank may include the amount of the Prepayment Premium in any credit bid Bank may make at a foreclosure sale.

       56.  Borrower's Acknowledgment.  Borrower acknowledges that prepayment of
            -------------------------
the Loan may result in Bank's incurring additional costs, expenses and liabilities. Borrower therefore agrees to pay the Prepayment Premium described above, and further agrees that the Prepayment Premium represents a reasonable estimate of the prepayment costs, expenses and liabilities of Bank. By its signature below, Borrower acknowledges that it is a knowledgeable real estate developer or investor and fully understands the effect of the waiver contained in this Exhibit E. Borrower agrees that Bank's willingness to offer Contract
        ---------
Rates to Borrower is sufficient and independent consideration for this waiver, and Borrower understands that Bank would not offer Contract Rates to Borrower absent this waiver.

       57.  Extended Loan Period.  For the period commencing on the Initial
            --------------------
Maturity Date to and including the Extended Maturity Date, provided that Borrower has exercised its option to extend the term of the Loan in accordance with the terms and provisions of the Note, the terms and provisions of this Exhibit E shall govern with respect to all matters covered hereby.
- ---------


                                 BURNHAM PACIFIC PROPERTIES, INC.,
                                 a California corporation


                                 By:  ____________________________
                                 Name:
                                 Title:


                                 By:  ____________________________
                                 Name:
                                 Title:

                             EXHIBIT F TO THE NOTE

                         FORM OF CONTRACT RATE NOTICE

                            (EXTENDED LOAN PERIOD)
                            ----------------------


                                                                          (DATE)
                                                                           ----



BURNHAM PACIFIC PROPERTIES INC.
610 West Ash Street, Suite 1600
San Diego, California 92101-3212
Attn: Jeffrey R. Fisher

       Re:  Secured Term Loan
            Loan No. 8615402361/LIN K006
            Contract Rate Notice No. ______

Dear ___________:

       This will confirm your election of the Contract Rate together with the applicable Rate Period and Rate Portion specified below. This notice is being given to you under the promissory note evidencing this loan, dated October 19, 1992, and amended and restated as of March 15, 1995 (the "Note"). As used here, capitalized terms have the same meanings given to them in the Note.

       1. The Contract Rate is the (Offshore Alternative/FRITL Alternative] and is ______% annually.

       2.   The Rate Portion is U.S. $______________________.

       3. The Rate Period [begins/will begin/began] on __________, 199_ and will end on __________________, 199_.

       Please sign and return the enclosed duplicate of this letter by _____________________, 199_, to Bank of America NT&SA, CRESG Orange County #1778, 555 Anton Boulevard, Suite 1100, Costa Mesa, California 92626, to the attention of Ms. Ginny Cook.

                               Very truly yours,

                               BANK OF AMERICA NATIONAL
                               TRUST AND SAVINGS ASSOCIATION



                               By:   ___________________________________

                               Name: __________________________________

                               Title:__________________________________

       Attached to and made a Part of Contract Rate Notice
No. ____________ Dated _______________, 199_.


                   BORROWER'S ACKNOWLEDGEMENTS AND AGREEMENT

       Borrower acknowledges and agrees that it has selected and accepted the Contract Rate together with the Rate Portion and Rate Period specified above, all on the terms and subject to the conditions of the Note. Borrower represents and warrants that no Event of Default has occurred and is continuing, and that no other event has occurred and is continuing which, with notice or the passage of time or both, would be such an Event of Default.

Executed on _______________, 199_ at ____________________, California.

                               BURNHAM PACIFIC PROPERTIES, INC.,
                               a California corporation


                               By:   __________________________________
                               Name:
                               Title:

[For the period commencing on the Initial Maturity Date to and including the Extended Maturity Date, provided that Borrower has exercised its option to extend the term of the Loan in accordance with the terms and provisions of the Note, the terms and provisions of this Exhibit F shall govern with respect to
                                       ---------
all matters covered hereby.]

                                   EXHIBIT B

                       BORROWING REQUEST AND CERTIFICATE
                       ---------------------------------

       Reference is made to the Amended and Restated Revolving Credit Agreement dated as of March 15, 1995 (as from time to time amended or supplemented, the "Credit Agreement"), among the undersigned borrower ("Borrower") and Bank of America National Trust and Savings Association (the "Bank"), as lender. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

       58.  Borrowing Request.  Pursuant to the Credit Agreement,
            -----------------
Borrower hereby requests that the Bank make an Advance to Borrower in the amount of ________________________ Dollars ($____________), effective _____________,
19__, for the following purpose:_________________________________________

       The Bank is requested to make the requested Advance available by deposit to Borrower's account no. ______________.

       Borrower hereby represents and covenants that the requested Advance shall be used for no purpose other than the requested purpose, which is a permitted purpose under Article III of the Credit Agreement.

       59.  Certifications.  In connection with Borrower's request for the
            --------------
making of the Advance described above, for the purpose identified above, Borrower hereby certifies to the Bank as follows:

            (a) The representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, and will be true and correct on and as of the date of the requested Advance, in each case, with the same effect as though made on and as of such date;

            (b) No Event of Default or event that, with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing or would exist after giving effect to the requested Advance;

       60.  Without limiting the generality of the foregoing clause (2):

            (a) Giving effect to the requested Advance will not (1) cause the aggregate principal amount of outstanding Advances to exceed the limitations or sublimitations set forth at Section 2.1 of the Credit Agreement, or (2) cause Borrower to fall out of compliance with the financial covenants set forth at
Section 6.1(i) of the Credit Agreement;

            (b) Giving effect to the requested Advance will/will not cause Borrower's total indebtedness to exceed the limit set forth in Borrower's Bylaws. If the requested Advance will cause either of such limits to be exceeded, then, attached hereto is a copy of the resolution or resolutions of the Board of Directors of Borrower finding the requested Advance to be in the interests of Borrower in accordance with Borrower's Bylaws certified by the Secretary or an Assistant Secretary of Borrower (i) to be a true and correct copy thereof, as currently in full force and effect, and (ii) to have been adopted by a majority of the Board of Directors, including a majority of the Independent Directors, as such term is defined in Borrower's Bylaws; and

            (c) Giving effect to the requested Advance will not cause Borrower to exceed any limitations on its borrowing applicable under the terms of the Bond Debt; and

            (d) Since the date of the Credit Agreement, there has not occurred any material adverse change in the business, operations, assets, or financial condition of Borrower.

Dated: _________________



                               BURNHAM PACIFIC PROPERTIES, INC.,
                               a California corporation

                               By: ________________________________
                               Name:
                               Title:

                               By: ________________________________
                               Name:
                               Title:







The above request is approved

BANK OF AMERICA N.T. & S.A.

By: __________________________

Title: _______________________

                                   EXHIBIT C

                       FORM OF "COMPLIANCE CERTIFICATE"
                       --------------------------------

                 [Burnham Pacific Properties, Inc. Letterhead]


(Date)

Ms. Cynthia K. Hamilton
Bank of America
CRESG Orange County
555 Anton Boulevard, 11th Floor
Costa Mesa, California  92626

Re:    $40,000,000 Secured Revolving Credit

Dear Cynthia:

       I certify that, to the best of my knowledge after diligent inquiry and review, for the period ending _______________________Burnham Pacific Properties, Inc. ("Borrower") is in full compliance with the provisions of the Amended and Restated Revolving Credit Agreement dated as of March 15, 1995 (the "Credit Agreement") between Bank of America NT&SA ("Bank") and Burnham Pacific Properties, Inc., including the financial covenant requirements as shown below:

Total Liabilities to Net Worth:

       Maximum:  1.25:1            Actual:
       -------                     ------

The sum of Borrower's outstanding Collateral Debt as a percentage of the value of Borrower's Real Properties.

       Maximum:  65%               Actual
       -------                     ------

Collateral Debt Service Coverage:

       Minimum:  1.35:1            Actual
       -------                     ------

Dividend Payout (percentage of Actual Cash Flow)

       Maximum:  110%              Actual
       -------                     ------

       The terms used above shall have the meanings given in the Credit Agreement, and the ratios above are calculated in accordance with those definitions.

       I further certify that as of the date hereof, Borrower is in compliance with Section 7.1(f) of the Credit Agreement.

Burnham Pacific Properties, Inc.,
a California corporation



By:  _____________________________
Name:
Title:

                                   EXHIBIT D

                                    FORM OF
                                    -------

                          DISBURSEMENT AUTHORIZATION
                          --------------------------


TO: BANK OF AMERICA NT&SA
CRESG Orange County
555 Anton Boulevard, 11th Floor
Costa Mesa, California 92626
Attention: Ms. Ginny Cook

The undersigned Borrower of funds under that certain Amended and Restated Revolving Credit Agreement between the undersigned Borrower, as borrower, and Bank of America National Trust and Savings Association, as lender, of even date herewith (the "Credit Agreement"), hereby AUTHORIZES any two of the following person(s) to sign requests for disbursement of Advances under the Credit Agreement, in accordance with the terms thereof.


       Name and Title                             Signature
       --------------                             ---------

Nina Galloway, Vice President
and Corporate Secretary                _______________________________

Michael L. Rubin, Executive
Vice President                   ________________________________

Jeffrey R. Fisher,
Vice President - Finance               ________________________________


Kim S. Kundrak,
Senior Vice President                  _________________________________

This AUTHORIZATION shall remain in effect until the undersigned Borrower notifies you, in writing, of any change.

Dated: March 15, 1995          BURNHAM PACIFIC PROPERTIES, INC.,
                               a California corporation

                               By: ______________________________
                               Name:
                               Title:

                               By: ______________________________
                               Name:
                               Title:

                                   EXHIBIT E

                      EXHIBIT "A" TO Financing Statements
                      -----------------------------------


                   Debtor: Burnham Pacific Properties, Inc.

Continuation of Item 6: Description of Collateral

            All of Debtor's right, title and interest in, to, and under each and every agreement pertaining to the exchange or designation of any interest in real property for a like interest in a transaction authorized pursuant to
Section 1031, of the Internal Revenue Code of 1986, as at any time amended, including without limitation, any and all amounts held pursuant thereto, all deposit accounts to which any such amounts are deposited, accounts receivable, chattel paper, general intangibles, securities, and instruments and all proceeds of the foregoing.

                                  Exhibit E-1

                      FORM OF NOTICE OF SECURITY INTEREST
                               (Section 6.1(j))

                          Notice of Security Interest
                          ---------------------------

Date: ____________________________________

Address: _________________________________

Re:  Account No. ___________ (the "Account")

Gentlemen/Ladies:

            Please be advised that the undersigned has granted a security interest in our agreement with you, and in our reversionary interest in the captioned Account to Bank of America National Trust and Savings Association (the "Secured Party") to secure certain obligations of the undersigned to the Secured Party. You are hereby instructed to hold all amounts on deposit in the Account, and any and all proceeds thereof (including, without limitation, any and all accounts receivable, chattel paper, general intangibles, securities, and instruments), as bailee for the Secured Party, and to allow no withdrawals from the Account except with the written consent of the Secured Party. Upon receipt of written notice from the Secured Party that an Event of Default has occurred and is continuing in respect of the undersigned's obligations to the Secured Party secured by the Account, then, until such time as you are advised by the Secured Party that no such Event of Default continues to exist, you are authorized and instructed to act in a accordance with such instructions regarding the Account as you may receive from the Secured Party.

            This notice is not intended in any way to delay or impede the deferred exchange of real property for which the Account was originated.

            This notice may not be amended or rescinded except with the written consent of the Secured Party.


                                     E-1-1

            Please acknowledge your receipt of the foregoing notice and your agreement to abide by its terms by signing in the space provided on the enclosed copy of this notice and returning it to the attention of the Secured Party at the following address:

                             Bank of America NT&SA
                             CRESG Orange County
                             555 Anton Boulevard, 11th Floor
                             Costa Mesa, California 92626
                             Attn:  Ms. Cynthia K. Hamilton

                                           Very truly yours,

                                           BURNHAM PACIFIC PROPERTIES, INC.,
                                           a California corporation


                                           By: _______________________________
                                           Name:
                                           Title:


                                           By: _______________________________
                                           Name:
                                           Title:

ACKNOWLEDGED AND AGREED:

Date: _____________________

[Name of Accommodator]

By:________________________

Name:______________________

Title:_____________________


                                     E-1-2

                                   EXHIBIT F

                       BURNHAM PACIFIC "REAL PROPERTIES"
                       ---------------------------------

Name                                        % Ownership
- ----                                        -----------
1. Firemen's Fund Building                         100%
2. Poway Plaza                                     100%
3. Santee Village Square                           100%
4. Pacific West Outlet (Gilroy)                    100%

Legal descriptions of each of the above Real Properties are attached hereto.

                            FIREMAN'S FUND BUILDING
                            -----------------------


PARCEL 1 OF PARCEL MAP NO. 14726, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MARCH 12, 1987 AS FILE NO. 87-128888 OF OFFICIAL RECORDS.

                                  POWAY PLAZA
                                  -----------

PARCEL A:
- --------

PARCELS 1, 2 AND 4 THROUGH 7 OF PARCEL MAP NO.13570, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, APRIL 11, 1985 AS FILE NO. 85-125006 OF OFFICIAL RECORDS.

PARCEL B:
- --------

NONEXCLUSIVE EASEMENTS FOR INGRESS AND EGRESS AND FOR THE PASSAGE AND PARKING OR MOTOR VEHICLES INTO, OUT OF, ON, OVER AND ACROSS ALL PARKING AREAS, DRIVEWAYS AND SERVICE AREAS WITHIN PARCEL 3 OF PARCEL MAP NO. 13750, IN THE CITY OF POWAY, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY APRIL 11, 1985 AS FILE NO. 85-125006 OF OFFICIAL RECORDS, AS SAID AREAS ARE DEPICTED AND DEFINED IN THAT CERTAIN DECLARATION OF RESTRICTIONS AND GRANT OF EASEMENTS RECORDED MAY 21, 1985 AS FILE NO. 177814 OF OFFICIAL RECORDS.


PARCEL C:
- --------

NONEXCLUSIVE EASEMENTS FOR INGRESS AND EGRESS AND FOR THE PASSAGE OF MOTOR VEHICLES AND PEDESTRIANS INTO, OUT OF, ON, OVER AND ACROSS ALL PARKING AREAS AND DRIVEWAYS WITHIN PARCEL 1 OF PARCEL MAP NO. 7885 AND WITHIN PARCEL 1 OF PARCEL MAP NO. 4653, BOTH IN THE CITY OF POWAY, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, AS SAID AREAS ARE DEPICTED AND DEFINED IN THAT CERTAIN RECIPROCAL EASEMENTS AGREEMENT RECORDED MAY 21, 1985 AS FILE NO. 85-177815 OF OFFICIAL RECORDS.

                             SANTEE VILLAGE SQUARE
                             ---------------------

PARCEL A:
- --------

LOTS 1, 2, 3, 4 AND 5 OF COUNTY OF SAN DIEGO TRACT NO. 3696-1, IN THE CITY OF SANTEE, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 9372, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 19, 1979.


PARCEL B:
- --------

LOTS 1 AND 2 OF COUNTY OF SAN DIEGO TRACT NO. 4086, IN THE CITY OF SANTEE, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 10118, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 16, 1981.

                      PACIFIC WEST OUTLET CENTER (GILROY)
                      -----------------------------------

ALL OF PARCELS 1 AND 2, AS SHOWN UPON THAT CERTAIN MAP ENTITLED, PARCEL MAP OF ALL OF PARCEL ONE LAS ANIMAS TECHNOLOGY PARK TRACT NO. 7190 BOOK 498 OF MAPS, PAGE 48, WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON JUNE 1, 1989 IN BOOK 600 OF MAPS, AT PAGE 12.

                                   EXHIBIT G
                                   ---------

                   ANALYSIS OF DIVIDEND COVERAGE AND CUSHION
                   -----------------------------------------

                                   EXHIBIT H
                                   ---------

                NET OPERATING CASH FLOWS OF THE REAL PROPERTIES
                -----------------------------------------------

                                   EXHIBIT I
                                   ---------

                        FORM OF MEMORANDUM OF AGREEMENT
                        -------------------------------

Recording Requested By:

_________________ Title Company

And When Recorded Mail To:

O'Melveny & Myers
610 Newport Center Drive
Suite 1700
Newport Beach, CA  92660-6429
Attn:  Frank L. Rugani



                       MEMORANDUM OF AGREEMENT AMENDING
                       --------------------------------
                    DEEDS OF TRUST AND SECURED OBLIGATIONS
                    --------------------------------------


            Burnham Pacific Properties, Inc., a California corporation ("BORROWER"), and Bank of America National Trust and Savings Association, a national banking association ("BANK"), are parties to that certain Revolving Credit Agreement dated as of October 19, 1992, as amended as of October 6, 1993, January 31, 1994, October 24, 1994, December 22, 1994 and January 30, 1995 (collectively, as amended, the "PRIOR CREDIT AGREEMENT"). Pursuant to the Prior Credit Agreement, Bank has agreed to loan to Borrower up to Thirty Million Dollars ($30,000,000) on a revolving basis (the "ORIGINAL LOAN"). The Original Loan is evidenced by that certain Revolving Credit Note dated October 19, 1992, amended January 31, 1994, in the original principal amount of the Original Loan, executed by Borrower, as maker, and payable to the order of Bank (as amended, the "ORIGINAL NOTE").

            The indebtedness evidenced by the Original Note as well as the performance by Borrower of its obligations under the Prior Credit Agreement are secured by the following:

            (i) Trust Deed with Assignment of Rents, Security Agreement and Fixture Filing dated as of October 19, 1992, executed by Borrower, as trustor, in favor of Bank, as beneficiary, and recorded on October 22, 1992 as Document No. 1992-0672065 in Official Records of San Diego County, California (the "OFFICIAL RECORDS"), as amended by Document No. 1993-0705950 recorded on October 22, 1993 and by Document No. 1994-0157325 recorded on March 10, 1994, both in Official Records (collectively, as amended, the "POWAY PLAZA DEED OF TRUST");

            (ii) Trust Deed with Assignment of Rents, Security Agreement and Fixture Filing dated as of October 19, 1992, executed by Borrower, as trustor, in favor of Bank, as beneficiary, and recorded on October 22, 1992 as Document No. 1992-0672066 in

       Official Records, as amended by Document No. 1993-0705948 recorded on October 22, 1993 and by Document No. 1994-0157323 recorded on March 10, 1994, both in Official Records (collectively, as amended, the "FIREMAN'S FUND DEED OF TRUST");

            (iii) Trust Deed with Assignment of Rents, Security Agreement and Fixture Filing dated as of October 19, 1992, executed by Borrower, as trustor, in favor of Bank, as beneficiary, and recorded on October 22, 1992 as Document No. 1992-0672067 in Official Records, as amended by Document No. 1993-0705949 recorded on October 22, 1993 and by Document No. 1994-0157324 recorded on March 10, 1994, both in Official Records (collectively, as amended, the "SANTEE DEED OF TRUST"); and

            (iv) Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of October 6, 1993, executed by Borrower, as trustor, in favor of Bank, as beneficiary, and recorded on October 22, 1993 as Document No. 12171514 in Book Number 84, Page 001 in Official Records of Santa Clara County, California, as amended by Document No. 12394028 recorded on March 10, 1994 in Book Number N340, Page 1278 in Official Records of Santa Clara County, California (collectively, as amended, the "GILROY DEED OF TRUST").

The Poway Plaza Deed of Trust, the Fireman's Fund Deed of Trust, the Santee Deed of Trust and the Gilroy Deed of Trust are hereinafter collectively referred to as the "DEEDS OF TRUST."

            Borrower and Lender have entered into that certain Amended and Restated Revolving Credit Agreement dated as of March 15, 1995 (the "CREDIT AGREEMENT"). The Credit Agreement amends, restates, replaces and supersedes in its entirety the Prior Credit Agreement. Pursuant to the Credit Agreement, Lender has agreed, among other matters, to increase the Original Loan from Thirty Million Dollars ($30,000,000) to Forty Million Dollars ($40,000,000), to extend the maturity date of the Original Loan to permit Borrower, upon compliance with the terms and conditions set forth in the Credit Agreement, to convert the Original Loan from a revolving credit facility to a nonrevolving term facility and, in connection with such conversion, further extend the maturity date. Borrower has executed and delivered to Lender that certain Amended and Restated Revolving-Credit Note dated October 19, 1992, amended and restated of even date herewith, in the original principal amount of Forty Million Dollars ($40,000,000) and payable to the order of Bank (the "NOTE"). The Note amends, restates, replaces and supersedes in its entirety the Original Note.

            Borrower and Lender hereby agree that, from and after date (the "EFFECTIVE DATE") on which this instrument is recorded in the Official Records of the County where the property described in each of the Deeds of Trust is located, each of the Deeds of Trust shall secure the indebtedness and other obligations of Borrower to Lender under the Note, the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and that such obligations are among the Secured Obligations (as defined in the Deeds of Trust). Wherever in the Deeds of Trust the defined term "AGREEMENT" or "NOTE" is used such term shall mean and refer to, respectively, the Credit Agreement and the Note. From and after the Effective Date,

Borrower and Lender agree that all references in the Deeds of Trust to the original principal amount of the Note shall mean Forty Million Dollars ($40,000,000).

            This instrument is a memorandum only of the Credit Agreement and the Note, and does not purport to be a comprehensive or definitive summary of those documents. Reference must be made to the Credit Agreement and the Note for a full and complete statement of their respective provisions.

Dated as of _______________, 1995.

BORROWER:                BURNHAM PACIFIC PROPERTIES, INC.,
                         a California corporation


                         By:     _____________________________

                         Name:_____________________________

                         Title:  _____________________________


                         By:     _____________________________

                         Name:_____________________________

                         Title:  _____________________________


BANK:                    BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION


                         By:     _____________________________

                         Name:_____________________________

                         Title:  _____________________________

STATE OF CALIFORNIA     )
                           )  ss.
COUNTY OF SAN DIEGO)



       On _______________, 1995, before me, __________________ personally appeared ________________________________________ and
_________________________________, personally known to me - OR -__ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                         Witness my hand and official seal.


                         _____________________________
                         Signature of Notary



STATE OF CALIFORNIA  )
                        )  ss.
COUNTY OF ORANGE     )



       On _______________, 1995, before me, __________________ personally appeared __________________________, personally known to me - OR -__ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                         Witness my hand and official seal.


                         _____________________________
                         Signature of Notary